                                                    May 31, 1999   Annual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

Dependable, tax-free income to help
you keep more
of what you earn.




[PHOTO APPEARS HERE]




Georgia
Louisiana
North Carolina
Tennessee


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

     Contents

  1  Dear Shareholder

  3  Nuveen Flagship Georgia Municipal Bond Fund

  6  Nuveen Flagship Louisiana Municipal
     Bond Fund

  9  Nuveen Flagship North Carolina Municipal Bond Fund

 12  Nuveen Flagship Tennessee Municipal Bond Fund

 15  Portfolio of Investments

 33  Statement of Net Assets

 35  Statement of Operations

 36  Statement of Changes in Net Assets

 38  Notes to Financial Statements

 43  Financial Highlights

 47  Report of Independent Public
     Accountants

 48  Building a Better Portfolio

 49  Fund Information

DEAR
Shareholder

[Photo of Timothy R. Schwertfeger Appears Here]

I invite you to take a few minutes to read the annual report we've prepared for you on the performance of your Nuveen state municipal bond fund for the fiscal year ended May 31, 1999. You, along with your financial adviser, have made a sound choice in choosing Nuveen to manage this portion of your assets. Since 1898, more than 1.3 million investors have trusted us to help them build and sustain the wealth of a lifetime.

I'm pleased to report your fund continued to meet its primary objective of providing you with dependable tax-free income and attractive after-tax total returns. I will briefly describe the national economic environment during the past 12 months. My discussion is followed by comments about the strategies employed in managing your fund from the portfolio manager of each fund represented in this report.




The Year In Review.

The Federal Reserve eased short-term rates for the first time in almost three years by cutting the federal funds rate in the fall of 1998 three times, bringing it to 4.75%. A month after the close of your fund's fiscal year, the Fed raised its target by 25 basis points to 5%. (Be sure to read your fund manager's comments about managing your fund in a rising interest rate environment.)

  The fed funds rate is the rate that banks charge each other for overnight loans and serves as the basis many financial institutions use for setting interest charges on a variety of products, from mortgage and car loans to credit cards.

  The Fed's rate cuts were made to avert a potential domestic credit crunch and restore some stability to global markets. The moves seemed to have worked, as the U.S. economy since has continued its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades, prompting the late June reversal by the Fed.

  All indications point to a confident U.S. consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock and job markets. This confidence is reflected in the most recent Consumer Confidence Index report, issued by the Conference Board Inc., which showed a record-setting eighth consecutive month of gains in June.

  On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to send recovery signals.

  Domestic inflation continues to be benign, with an increase of 2.1% for the 12 months ended May 31, 1999. The general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable.

  Federal Reserve Chairman Alan Greenspan recently stated that a key factor in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

Why Municipal Bonds? Our municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. Even in 1999, with interest rates rising again, municipals outperformed Treasuries through the end of May.

     The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds, to some extent, from the price decline that occurred in the Treasury market during the first part of the year. While the yield on 30-year Treasury bonds rose from 5.10% at the end of December to 5.83% as of May 31, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained 15 basis points--from 5.26% to 5.41%. Given the inverse relationship between interest rates and bond prices, we saw bond prices fall as rates rose over this period.

     Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries.

     This performance differential reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises in 1998. As the financial turmoil subsided, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities, and the decline in demand caused U.S. Treasuries to drop in price.

     At the end of May 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds--even before the tax advantages of municipal bonds were taken into account. During the funds' fiscal year, that ratio hit a high of 104% in December.

     On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

     During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997.

     In the first part of 1999, however, as the market settled into a more stable interest rate environment, refunding activity has dropped off dramatically, resulting in a drop in municipal supply. This, in turn, has enhanced the attractiveness of the municipal bonds that were brought to market, as demand--especially from individual investors--remained relatively strong.

The Value of Nuveen Expertise. Nuveen Mutual Funds are a diverse collection of investments featuring highly regarded asset management firms--Premier Advisers(SM)--who direct the investment activities of each portfolio.

     The Premier Advisers are firms that have earned a reputation for excellence in their field of expertise--including Nuveen Investment Advisory Services for income investing, Rittenhouse Financial Services for growth investing and Institutional Capital Corporation for value investing.

     For more information on our funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227, or download one from www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways they can help you establish a diversified portfolio designed to build and sustain long-term financial security.

     We are grateful for the confidence you have placed in us and are dedicated to maintaining your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
July 15, 1999

NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Georgia fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is Georgia's economy? With an unemployment rate of just 3.7% in May, Georgia's economy is among the strongest in the nation. It is also among the fastest growing high-technology states in the U.S., adding 45,000 jobs during the 1990s.
  The state enjoys one of the highest population growth rates in the country, attracting new college graduates in fields such as finance and high technology.
  As a result of the strength of Georgia's expanding economy, municipalities have looked to the municipal bond market to finance their growing infrastructure and school financing needs. Issuers in the state took advantage of low interest rates in late 1998 and early 1999, bringing many sizable bond issues to market.
  Issuance has continued strong in 1999, as the city of Atlanta issued $1.1 billion worth of water and sewer bonds. Atlanta is privatizing the management of its water system, and is the largest city in the nation to have done so.


How did Nuveen Flagship Georgia Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Georgia Municipal Bond Fund generated a total return on net asset value of 3.34%, outperforming the 3.24% average annual total return posted by the Lipper Georgia Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 35% combined federal and state income tax bracket, was 6%.**
  As of May 31, 1999, the fund's SEC 30-day yield was 4.18%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.43% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined.
To protect the fund's income stream, we looked for bonds with call dates far into the future--or better yet, that are noncallable. Only 4.66% of the Georgia portfolio is callable between now and the year 2001.
  On the heels of Atlanta's successful sale of $1.1 billion of water and sewer revenue bonds during the first quarter of 1999, many Georgia issuers brought new bonds to market during the second quarter. Unlike the overall municipal market, which has experienced a market decline in new issue supply, Georgia's new issuance was up considerably during the period.
  We took advantage of this market opportunity by buying Georgia bonds while supply was strong and prices were relatively inexpensive. Purchases such as Ginnie Mae-backed Atlanta Housing Authority Multifamily Housing Revenue bonds and insured Private Colleges and Universities Authority Student Housing Revenue bonds provide very good yield on a risk-adjusted basis.
  We expect other purchases, such as DeKalb County Water & Sewer bonds, will generate substantial retail interest for a long time to come and, as a result, will provide the fund with good liquidity.

* The Lipper Peer Group return represents the average annualized total return of the 34 funds in the Lipper Georgia Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

  In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. Nuveen Research helps identify these opportunities.
  Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets. For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.
  Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.
  In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell-- and subsequently buying similar securities, whose yield reflected the higher interest rates.
  Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.


What is your outlook for Nuveen Flagship Georgia Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's average maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.
  With Georgia's strong economy and influx of population, we expect there will continue to be a buoyant supply and demand for municipal bonds in areas such as housing, healthcare, education and utilities. We will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


"Unlike the overall municipal market, which has experienced a market decline in new issue supply, Georgia's new issuance was up considerably during the period. We took advantage of this market opportunity by buying Georgia bonds while supply was strong and prices were relatively inexpensive."

  NUVEEN FLAGSHIP GEORGIA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

Quick Facts

                                                        A Shares    B Shares    C Shares    R Shares
NAV                                                       $11.02      $11.03      $11.00      $10.99
----------------------------------------------------------------------------------------------------
May's Declared Dividend*                                 $0.0435     $0.0365     $0.0385     $0.0455
----------------------------------------------------------------------------------------------------
Fund Symbol                                                FGATX         N/A       FGACX         N/A
----------------------------------------------------------------------------------------------------
CUSIP                                                  67065P501   67065P600   67065P709   67065P808
----------------------------------------------------------------------------------------------------
Inception Date                                              3/86        2/97        1/94        2/97
----------------------------------------------------------------------------------------------------

*Paid June 1, 1999

Total Returns (Annualized)+

                                                    A Shares          B Shares    C Shares   R Shares
                                                NAV        Offer         NAV         NAV        NAV
1-Year                                          3.34%      -0.99%       2.57%       2.80%      3.67%
----------------------------------------------------------------------------------------------------
1-Year TER**                                    6.00%       1.56%       4.81%       5.16%      6.46%
----------------------------------------------------------------------------------------------------
5-Year                                          7.04%       6.12%       6.38%       6.47%      7.10%
----------------------------------------------------------------------------------------------------
10-Year                                         7.08%       6.63%       6.61%       6.48%      7.11%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 35%).

Index Comparison*

         [LINE CHART APPEARS HERE]

  Nuveen Flagship Nuveen Flagship Lehman Brothers
  Georgia Municipal Georgia Municipal Municipal
  Bond Fund (Offer) Bond Fund (NAV) Bond Index

  May
  ---
  1989    9,580     10,000     10,000
  1990   10,017     10,456     10,731
  1991   11,007     11,490     11,813
  1992   11,977     12,502     12,974
  1993   13,274     13,856     14,526
  1994   13,518     14,111     14,885
  1995   14,642     15,284     16,240
  1996   15,087     15,748     16,982
  1997   16,502     17,225     18,391
  1998   18,381     19,187     20,117
  1999   18,992     19,825     21,058

  Nuveen Flagship Georgia Municipal Bond Fund (Offer) $18,922
  Nuveen Flagship Georgia Municipal Bond Fund (NAV) $19,825
  Lehman Brothers Municipal Bond Index $21,058

 * The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

         [BAR CHART APPEARS HERE]

  460
  460
  460
  460
  450
  450
  450
  450
  450
  435
  435

       500
       400
       300
       200
       100
         0

Portfolio Statistics

Fund Net Assets                                         $164.9 million
----------------------------------------------------------------------
Effective Maturity                                         22.63 years
----------------------------------------------------------------------
Average
Effective Duration                                                8.89
----------------------------------------------------------------------

Top Five Sectors/1/

Housing (Multifamily)                                              16%
----------------------------------------------------------------------
Tax Obligation (Limited)                                           16%
----------------------------------------------------------------------
Water and Sewer                                                    16%
----------------------------------------------------------------------
U.S. Guaranteed                                                    13%
----------------------------------------------------------------------
Health Care                                                        11%
----------------------------------------------------------------------


Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed......69%
AA..............12%
A...............12%
BBB/NR.......... 7%

/1/  as a percentage of total bond holdings


 Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Mike Davern discusses fund performance, the municipal market and key investment strategies for the Louisiana fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

What's driving the Louisiana economy?

The Louisiana economy is heavily dependent on the energy industry, so the level of oil and gas prices can have a major effect. While energy prices plummeted in the second half of 1998 as it appeared that global demand would weaken, prices recovered in early 1999, which bodes well for the state.
     Overall, Louisiana's unemployment rate is quite low at 4.4% as of May 31. The state's other important industry is tourism, which fuels sales tax and gaming revenues.
     With low interest rates and growing infrastructure and school financing needs, the state's municipal bond issuance was robust in 1998. Rising interest rates in 1999, however, significantly slowed municipal bond activity--both new issuance and refundings--in the latter half of the fund's fiscal year.
     There were two reasons the market slowed--the increased interest rates, which primarily slowed new issuance, plus the fact that the refunding market has essentially been exhausted. Municipalities flooded the market with refundings in recent years when interest rates were dropping. A provision of the Tax Reform Act of 1986, however, limits municipalities to only one tax-exempt refunding per issue.
     As was the case on the national level, increasing concerns about strong economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.



How did Nuveen Flagship Louisiana Municipal Bond Fund perform during its fiscal year?

Nuveen Flagship Louisiana Municipal Bond Fund generated a total return on net asset value of 3.73%, compared to the 3.50% average annual total return posted by the Lipper Louisiana Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent return, for investors in the 34% combined federal and state income tax bracket, was 6.31%.**
     As of May 31, 1999, the fund's SEC 30-day yield was 4.51%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 6.83% on a taxable investment.



How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.
     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.
     Nuveen Research also helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

 *The Lipper Peer Group return represents the average annualized total return of the 11 funds in the Lipper Louisiana Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

**Taxable equivalent total return equals a fund's taxable equivalent income
  (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.
     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.
     With interest rates at a higher level, and the widening differential between lower-rated and higher-rated credits, we took the opportunity to investigate lower-rated issues.
     For example, we purchased a portion of the BBB+ rated Louisiana Public Facility Hospital Revenue bonds for the Touro Infirmary project in New Orleans, at a 5.72% yield, maturing in 2029.
     Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk. In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss-- because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.
     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.

What is your outlook for Nuveen Flagship Louisiana Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.
     The fund will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.
     "Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk."

     NUVEEN FLAGSHIP LOUISIANA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                   $11.38     $ 11.37     $ 11.36     $ 11.38
--------------------------------------------------------------------------------
May's Declared Dividend*              $0.046     $0.0390     $0.0410     $0.0480
--------------------------------------------------------------------------------
Fund Symbol                            FTLAX         N/A       FTLCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P881   67065P873   67065P865   67065P857
--------------------------------------------------------------------------------
Inception Date                          9/89        2/97        2/94        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/
                                   A Shares     B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV
1-Year                          3.73%  -0.66%     2.98%       3.20%       4.03%
--------------------------------------------------------------------------------
1-Year TER**                    6.31%   1.82%     5.18%       5.51%       6.73%
--------------------------------------------------------------------------------
5-Year                          7.36%   6.44%     6.69%       6.77%       7.48%
--------------------------------------------------------------------------------
Since Inception                 8.01%   7.54%     7.51%       7.42%       8.07%

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 34%).



Index Comparison*

[LINE CHART APPEARS HERE]

                 Nuveen Flagship         Nuveen Flagship     Lehman Brothers
               Louisiana Municipal     Louisiana Municipal      Municipal
September       Bond Fund (Offer)        Bond Fund (NAV)        Bond Index
  1989              9,580                     10,000              10,000
  May
  1990             10,117                     10,592              10,680
  1991             11,624                     12,134              12,088
  1992             12,929                     13,496              13,352
  1993             14,765                     15,412              15,053
  1994             14,208                     14,831              14,686
  1995             15,752                     16,442              16,329
  1996             16,941                     17,684              17,316
  1997             18,549                     19,362              18,879
  1998             20,226                     21,113              20,524
  1999             20,304                     21,194              20,762

Nuveen Flagship Louisiana Municipal Bond Fund (Offer) $20,304
Nuveen Flagship Louisiana Municipal Bond Fund (NAV) $21,194
Lehman Brothers Municipal Bond Index $20,762

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June         .0480
July         .0480
August       .0480
September    .0480
October      .0470
November     .0470
December     .0470
January      .0470
February     .0470
March        .0470
April        .0460
May          .0460

* The fund also paid shareholders capital gains distributions in December of $0.0409 per share.



Morningstar Rating/TM 1/
****
Overall rating among 1,586
municipal bond funds as
of 5/31/99.


Portfolio Statistics

Fund Net Assets                    $141.8 million
-------------------------------------------------
Effective Maturity                    22.10 years
-------------------------------------------------
Average
Effective Duration                           9.15
-------------------------------------------------


Top Five Sectors/2/

Health Care                                   20%
-------------------------------------------------
Housing (Single Family)                       16%
-------------------------------------------------
Tax Obligation (General)                      11%
-------------------------------------------------
Tax Obligation (Limited)                      11%
-------------------------------------------------
Utilities                                     10%
-------------------------------------------------


Bond Credit Quality/2/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....67%
AA..............6%
A..............10%
BBB/NR.........17%


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

/1/ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. A shares of the fund received 4 stars for the 3- and 5-year periods. The top 10% of the funds in a broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1,586, 1,184, and 368 funds for the three-, five-, and 10-year periods, respectively.

/2/ as a percentage of total bond holdings

     NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the North Carolina fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is North Carolina's economy? North Carolina has one of the nation's lowest unemployment rates at 3.1% as of May 31. Growth in the high technology and pharmaceutical industries continues to outpace job losses in the textile, apparel and furniture industries. Population and job growth are driven by the state's low cost of doing business and its excellent university system.

     Despite North Carolina's expanding economy, municipal bond issuance was relatively quiet during the past fiscal year. As was the case on the national level, increasing concerns about rising economic growth and potential inflation caused bond yields to rise and prices to fall. However, municipal bonds held their values quite well compared to U.S. Treasury bonds.

How did Nuveen Flagship North Carolina Municipal Bond Fund perform during its fiscal year? Nuveen Flagship North Carolina Municipal Bond Fund generated a total return on net asset value of 3.43%. That compares to the 3.37% average annual total return posted by the Lipper North Carolina Municipal Debt Peer Group.* The fund's taxable equivalent total return, for investors in the 36.5% combined federal and state income tax bracket, was 6.26%.** The fund ranked 18th out of 40 municipal bond funds in its Lipper peer group for the fiscal year period. Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value.

     As of May 31, 1999, the fund's SEC 30-day yield was 4.71%. For investors in the combined 36.5% federal and state income tax bracket, that is equivalent to a yield of 7.42% on a taxable investment.

How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality. From the limited supply available, we purchased several housing bonds because they continue to provide good yield and high credit quality.

     For example, the highly rated North Carolina Housing Finance Agency Home Ownership Revenue bonds offered a 5.3% yield, which compared favorably with yields available during the period for comparable maturity and quality.

     In addition, we continued to make selective buys in the healthcare sector, adding North Carolina Medical Care Commission Health Care Facilities for Duke University Health System bonds. The Duke system is among the strongest healthcare providers in the state and carries high ratings from the major credit rating agencies.

* The Lipper Peer Group return represents the average annualized total return of the 40 funds in the Lipper North Carolina Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     Nuveen Research helps us assess the credit quality of individual issuers, and it also monitors events in the overall municipal market and analyzes how those events affect individual state and national municipal markets.

     For example, Moody's Investors Services, a credit rating agency, lowered its rating on one of the state's largest issuers, North Carolina Eastern Municipal Power Authority. The downgrade can be attributed to the failure of state legislation that would have protected the electric utility industry in its increasingly deregulated environment.

     The fund did not have uninsured exposure to this issuer, but the uncertainty created in the municipal market by this and other credit-related situations prompted investors to demand higher yields for lower-rated issues, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.


     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship North Carolina Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     Because the fund is among Nuveen's largest and oldest funds, many bonds in the portfolio were purchased during a much higher interest rate environment and have substantially higher coupon rates than are available in today's market.

     At the same time, retail demand for North Carolina municipal bonds is often greater than supply. Many retail-type bond firms are showing a significant interest in 5% or better coupon bonds in order to meet their retail clients' needs. As supply in the North Carolina market allows, we will take advantage of this demand to sell bonds commanding high prices.

     In addition, we will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


               "From the limited supply available, we purchased several housing bonds because they continue to provide good yield and high credit quality."

     NUVEEN FLAGSHIP NORTH CAROLINA MUNICIPAL BOND FUND

Highlights  as of May 31, 1999

Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 10.38     $ 10.39     $ 10.36     $ 10.38
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0415     $0.0345     $0.0365     $0.0430
--------------------------------------------------------------------------------
Fund Symbol                            FLNCX         N/A       FCNCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P840   67065P832   67065P824   67065P816
--------------------------------------------------------------------------------
Inception Date                          3/86        2/97       10/93        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999

Total Returns (Annualized)/+/

                                    A Shares    B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV

1-Year                          3.43%  -0.95%     2.73%       2.85%       3.61%
--------------------------------------------------------------------------------
1-Year TER**                    6.26%   1.76%     5.10%       5.35%       6.54%
--------------------------------------------------------------------------------
5-Year                          6.18%   5.28%     5.53%       5.60%       6.27%
--------------------------------------------------------------------------------
10-Year                         6.73%   6.27%     6.26%       6.12%       6.77%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (based on a combined federal and state tax rate of 36.5%).

Index Comparison*

[LINE CHART APPEARS HERE]

                      Nuveen Flagship       Nuveen Flagship
                      North Carolina        North Carolina       Lehman Brothers
                         Municipal             Municipal            Municipal
May                  Bond Fund (Offer)      Bond Fund (NAV)        Bond Index
1989                       9,580                10,000               10,000
1990                      10,074                10,516               10,731
1991                      11,010                11,492               11,813
1992                      12,032                12,560               12,974
1993                      13,434                14,023               14,526
1994                      13,606                14,202               14,885
1995                      14,619                15,260               16,240
1996                      15,154                15,819               16,982
1997                      16,334                17,050               18,391
1998                      17,754                18,533               20,117
1999                      18,363                19,168               21,058

Nuveen Flagship North Carolina Municipal Bond Fund (Offer) $18,363 Nuveen Flagship North Carolina Municipal Bond Fund (NAV) $19,168
Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.

Monthly Tax-Free Dividends (Class A Shares)*

[BAR CHART APPEARS HERE]

Month
-----
June               .0445
July               .0430
August             .0430
September          .0430
October            .0430
November           .0430
December           .0430
January            .0415
February           .0415
March              .0415
April              .0415
May                .0415

* The fund also paid shareholders capital gains and net ordinary income distributions in December of $0.0920 per share.

Portfolio Statistics

Fund Net Assets                    $212.8 million
-------------------------------------------------
Effective Maturity                    21.00 years
-------------------------------------------------
Average
Effective Duration                           8.54
-------------------------------------------------

Top Five Sectors/1/

Health Care                                   21%
-------------------------------------------------
Housing (Single Family)                       17%
-------------------------------------------------
Utilities                                     15%
-------------------------------------------------
Tax Obligation (Limited)                      14%
-------------------------------------------------
U.S. Guaranteed                                9%
-------------------------------------------------

Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed.....30%
AA.............44%
A..............16%
BBB/NR.........10%

/1/ as a percentage of total bond holdings

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

     NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Report from the Portfolio Manager

Portfolio Manager Tom O'Shaughnessy discusses fund performance, the municipal market and key investment strategies for the Tennessee fund for the fiscal year ended May 31, 1999.

Comments cover the year ended May 31, 1999; performance statistics are quoted for Class A shares at net asset value.

How strong is Tennessee's economy? The state's economy is fundamentally sound, although it has more exposure to national economic cycles due to increased automotive manufacturing within its borders, including plants owned by Nissan, Peterbilt and Saturn. Growth in the service, trade and manufacturing sectors has offset losses in the textile and apparel industries. The state's unemployment rate in May was 3.8%, down from 4.2% a year ago.

     Although Tennessee is not known as a leading state for high technology, Dell Computer, attracted to Tennessee's central location, recently announced that it would build a new facility near the Nashville airport.

     In spite of these strong economic conditions, municipal bond issuance was very limited during the period.


How did Nuveen Flagship Tennessee Municipal Bond Fund perform during its fiscal year? Nuveen Flagship Tennessee Municipal Bond Fund generated a total return on net asset value of 3.47%, compared to the 3.65% average annual total return posted by the Lipper Tennessee Municipal Debt Peer Group.* Total return equals a fund's income plus capital gains distributions, if any, plus or minus changes in net asset value. The fund's taxable equivalent total return, for investors in the 35% combined federal and state income tax bracket, was 6.14%.**

     As of May 31, 1999, the fund's SEC 30-day yield was 4.10%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.31% on a taxable investment.


How did you manage the fund to achieve this performance? We continued to focus on bonds we determined to have a good "call" structure. Issuers generally have the right to call or redeem their bonds after a given date prior to maturity, which they would do if interest rates declined. To protect the fund's income stream, we looked for bonds with call dates far in the future--or better yet, that are noncallable.

     In addition to call protection, we continued to search for bonds that offered attractive yields and sound underlying credit quality.

     Purchases included high quality bonds with competitive yields such as the Tennessee Housing Development Agency Homeownership Program bonds. The program is one of the few regular sources of issuance for the state.

     In such a limited supply environment, market participants often approach the fund seeking bonds. Because demand outstrips supply, we can often negotiate very attractive prices for its bonds. However, bonds will not be sold out of the fund unless they can be replaced. We have an advantage because we can capitalize on Nuveen's extensive dealer network to locate and purchase attractive bonds to replace those sold into strong demand.

* The Lipper Peer Group return represents the average annualized total return of the funds in the Lipper Tennessee Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

     In addition to assessing the credit quality of individual issuers, Nuveen Research helps us monitor events in the municipal market and analyze how those events affect individual state and national municipal markets.

     For example, during spring 1998, a major not-for-profit healthcare provider in Philadelphia declared bankruptcy. While the impact of this bankruptcy was most pronounced in the healthcare sector of the Pennsylvania municipal market, it was felt to a lesser extent throughout the municipal market.

     Uncertainty created by the Philadelphia healthcare situation prompted investors to demand higher yields for lower-rated issues across the country, causing the yield "spread," or the difference between the highest credit quality securities and those of lower credit quality, to widen. Prior to the bankruptcy, this spread had been relatively narrow, suggesting that investors were not being compensated adequately for taking on additional credit risk. With spreads having widened, lower-rated securities have become more attractive on a risk-adjusted basis.


     With interest rates at a higher level, and the widening differential between low-rated and high-rated credits, we took the opportunity to investigate lower-rated issues. Using the expertise of Nuveen Research, we considered only those bonds that offered adequate compensation for the level of risk offered.

     In recent months, we have taken advantage of rising interest rates by selling some bonds at a loss--because as interest rates rose, prices of the bonds fell--and subsequently buying similar securities, whose yield reflected the higher interest rates.

     Called a "swap," this action produced two benefits for the fund and for shareholders--tax efficiency and potentially higher income. Tax losses were created by the swaps, which will benefit the fund and are used to offset capital gains for up to eight years. The higher yield of the new bonds should boost the fund's income as well.



What is your outlook for Nuveen Flagship Tennessee Municipal Bond Fund? Rising interest rates in 1999 have made it advantageous for us to lock in higher yields by extending the portfolio's maturity beyond that of our Lipper peer group. We believe that bond yields are currently attractive relative to inflation. Should interest rates fall or remain stable, the portfolio's longer effective maturity would be beneficial.

     Although Tennessee's economy is becoming stronger and more diversified, the supply of available bonds continues to be thin. Nevertheless, we will continue to seek out undervalued securities that provide income and the opportunity for price appreciation through credit rating upgrades.


 "In such a limited supply environment, market participants often approach the fund seeking bonds. Because demand outstrips supply, we can often negotiate very attractive prices for its bonds."

     NUVEEN FLAGSHIP TENNESSEE MUNICIPAL BOND FUND

Highlights  as of May 31, 1999


Quick Facts
                                    A Shares    B Shares    C Shares    R Shares

NAV                                  $ 11.30     $ 11.30     $ 11.30     $ 11.28
--------------------------------------------------------------------------------
May's Declared Dividend*             $0.0455     $0.0385     $0.0400     $0.0475
--------------------------------------------------------------------------------
Fund Symbol                            FTNTX       FTMBX       FTNCX         N/A
--------------------------------------------------------------------------------
CUSIP                              67065P758   67065P741   67065P733   67065P725
--------------------------------------------------------------------------------
Inception Date                         11/87        2/97       10/93        2/97
--------------------------------------------------------------------------------
* Paid June 1, 1999


Total Returns (Annualized)/+/

                                    A Shares    B Shares    C Shares    R Shares
                                 NAV   Offer       NAV         NAV         NAV

1-Year                          3.47%  -0.85%     2.72%       2.97%       3.68%
--------------------------------------------------------------------------------
1-Year TER**                    6.14%   1.70%     4.97%       5.32%       6.46%
--------------------------------------------------------------------------------
5-Year                          6.38%   5.47%     5.71%       5.79%       6.43%
--------------------------------------------------------------------------------
10-Year                         6.92%   6.47%     6.45%       6.33%       6.95%

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

** Taxable Equivalent Return (Based on a combined federal and state tax rate of 35%.)


Index Comparison*

[LINE CHART APPEARS HERE]

            Nuveen Flagship       Nuveen Flagship
           Tennessee Mutual      Tennessee Municipal     Lehman Brothers
May        Bond Fund (Offer)       Bond Fund (NAV)     Municipal Bond Index
1989                  9,580                 10,000             10,000
1990                 10,086                 10,528             10,731
1991                 11,054                 11,538             11,813
1992                 12,011                 12,537             12,974
1993                 13,524                 14,117             14,526
1994                 13,734                 14,336             14,885
1995                 14,839                 15,489             16,240
1996                 15,399                 16,075             16,982
1997                 16,587                 17,314             18,391
1998                 18,086                 18,879             20,117
1999                 18,717                 19,537             21,058


Nuveen Flagship Tennessee Municipal Bond Fund (Offer) $18,717
Nuveen Flagship Tennessee Municipal Bond Fund (NAV) $19,537
Lehman Brothers Municipal Bond Index $21,058

* The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Index is comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.20%) and all ongoing fund expenses.


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

Month
-----
June         .0470
July         .0470
August       .0470
September    .0470
October      .0460
November     .0460
December     .0460
January      .0460
February     .0460
March        .0460
April        .0455
May          .0455




Portfolio Statistics

Fund Net Assets                    $327.0 million
-------------------------------------------------
Effective Maturity                    20.16 years
-------------------------------------------------
Average
Effective Duration                           8.08
-------------------------------------------------


Top Five Sectors/1/

U.S. Guaranteed                               16%
-------------------------------------------------
Health Care                                   15%
-------------------------------------------------
Tax Obligation (Limited)                      13%
-------------------------------------------------
Housing (Single Family)                       12%
-------------------------------------------------
Utilities                                     10%
-------------------------------------------------


Bond Credit Quality/1/

[PIE CHART APPEARS HERE]

AAA/U.S.
Guaranteed....47%
AA............31%
A.............13%
BBB/
NR.............9%

/1/ as a percentage of total bond holdings


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than original cost. Performance of classes will differ. For additional information, please see the fund's prospectus.

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund
May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclical - 0.3%

$    500,000    White County (Georgia), Development Authority, Industrial Development        6/02 at 102        BBB+   $    528,330
                  Revenue Bonds (Springs Industries, Inc.), 6.850%, 6/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 4.0%

   3,500,000    Albany Dougherty Payroll Development Authority (Georgia), Solid Waste       No Opt. Call          AA      3,445,855
                  Disposal Revenue Bonds (The Procter & Gamble Paper Products Company
                  Project), Series 1999, 5.200%, 5/15/28 (Alternative Minimum Tax)

   1,000,000    Development Authority of Cartersville (Georgia), Water and Wastewater        5/02 at 102          A+      1,082,120
                  Facilities Revenue Bonds, Series 1992 (Anheuser-Busch Project),
                  6.750%, 2/01/12 (Alternative Minimum Tax)

   2,000,000    Development Authority of Cartersville (Georgia), Sewage Facilities           5/07 at 101          A+      2,138,620
                  Refunding Revenue Bonds, Series 1997 (Anheuser-Busch Project),
                  6.125%, 5/01/27 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 1.0%

   1,000,000    Private Colleges and Universities Authority (Georgia), Revenue Bonds        No Opt. Call         AAA      1,177,170
                  (Mercer University Project), Series 1991, 6.500%, 11/01/15

     500,000    Private Colleges and Universities Authority (Georgia), Revenue Refunding     6/04 at 102         AAA        548,455
                  Bonds (Spelman College Project), Series 1994, 6.200%, 6/01/14

-----------------------------------------------------------------------------------------------------------------------------------
                Forest and Paper Products - 2.5%

   1,500,000    Brunswick and Glynn County (Georgia), Development Authority, Revenue         3/08 at 102        Baa2      1,486,650
                  Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                  5.550%, 3/01/26 (Alternative Minimum Tax)

   1,000,000    Savannah (Georgia), Economic Development Authority, Pollution Control       No Opt. Call          A1      1,102,420
                  Revenue Refunding Bonds (Union Camp Corporation Project), Series 1995,
                  6.150%, 3/01/17

     500,000    Wayne County (Georgia), Development Authority, Solid Waste Disposal          7/00 at 102        BBB+        524,775
                  Revenue Bonds (ITT Rayonier, Inc. Project), Series 1990,
                  8.000%, 7/01/15 (Alternative Minimum Tax)

   1,000,000    Wayne County (Georgia) Development Authority, Pollution Control Revenue      5/03 at 102        BBB+      1,052,780
                  Refunding Bonds (ITT Rayonier Inc. Project), Series 1993,
                  6.100%, 11/01/07

-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.5%

   5,000,000    Baldwin County Hospital Authority (Georgia), Revenue Bonds (Oconee          12/08 at 102         BBB      4,735,100
                  Regional Medical Center), Series 1998, 5.375%, 12/01/28

   3,000,000    Chatham County Hospital Authority (Savannah, Georgia), Hospital Revenue      1/07 at 102         AAA      2,991,630
                  Refunding and Improvement Bonds (Memorial Medical Center, Inc.),
                  Series 1996A, 5.250%, 1/01/16

     500,000    Hospital Authority of Cherokee County (Georgia), Revenue Certificates,      12/00 at 102         AAA        534,030
                  Tax Exempt Series 1990, 7.250%, 12/01/15

   1,000,000    Coffee County Hospital Authority (Georgia), Revenue Anticipation            12/06 at 102         N/R      1,050,780
                  Certificates (Coffee Regional Medical Center, Inc. Project), Series
                  1997A, 6.750%, 12/01/16

                Development Authority of the City of Dalton (Georgia), Revenue
                Certificates (Hamilton Health Care System), Series 1996:
   2,000,000      5.250%, 8/15/26                                                            2/07 at 102         AAA      1,981,240
   2,000,000      5.500%, 8/15/26                                                           No Opt. Call         AAA      2,088,160

   2,000,000    Development Authority of the City of Dalton (Georgia), Revenue               2/08 at 101         Aaa      1,906,920
                  Certificates, Hamilton Health Care System (HLTC, Inc. Project), Series
                  1998, 5.000%, 8/15/28

   1,000,000    The Hospital Authority of Hall County and the City of Gainesville,          10/05 at 102         AAA      1,063,590
                  Revenue Anticipation Certificates (Northeast Georgia Healthcare
                  Project), Series 1995, 6.000%, 10/01/20

   1,000,000    Hospital Authority of Gwinnett County, Georgia, Revenue Anticipation         9/07 at 101         AAA        990,460
                  Certificates (Gwinnett Hospital System, Inc. Project), Series 1997A,
                  5.250%, 9/01/27

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund (continued]
May 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 16.0%

$    755,000    Housing Authority of Clayton County, Georgia, Multifamily Housing           12/05 at 102         AAA   $    775,981
                  Revenue Bonds, Series 1995 (The Advantages Project),
                  5.700%, 12/01/16

   1,000,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing      1/05 at 102         AAA      1,089,160
                  Revenue Bonds (The Lakes at Indian Creek Apartments Project), Series
                  1994, 7.150%, 1/01/25 (Alternative Minimum Tax)

   3,470,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing      1/06 at 102           A      3,668,345
                  Revenue Bonds (Regency Woods I and II Project), Senior Series 1996A,
                  6.500%, 1/01/26

   4,000,000    Housing Authority of Fulton County, Georgia, Multifamily Housing             7/06 at 102           A      4,227,000
                  Revenue Bonds (Concorde Place Apartments Project), Series 1996A,
                  6.375%, 1/01/27 (Alternative Minimum Tax)

   4,715,000    Housing Authority of the City of Lawrenceville, Georgia, Multifamily         6/07 at 102         AAA      5,124,969
                  Housing Revenue Bonds (Knollwood Park Apartments Project), Series
                  1997, 6.250%, 12/01/29 (Alternative Minimum Tax)

   1,295,000    Housing Authority of the City of Macon, Georgia, Multifamily Mortgage       10/04 at 102         Aaa      1,378,605
                  Revenue Refunding Bonds, Series 1994A (FHA Insured Mortgage Loan The
                  Vistas), 6.450%, 4/01/26

                The Housing Authority of the City of Atlanta, Georgia, Multifamily
                Housing Revenue Bonds (The Village at Castleberry Hill Project), GNMA
                Collateralized Series 1999:
   3,000,000      5.300%, 2/20/29 (Alternative Minimum Tax)                                  2/09 at 102         AAA      2,981,970
   5,000,000      5.400%, 2/20/39 (Alternative Minimum Tax)                                  2/09 at 102         AAA      4,967,150

   1,840,000    Housing Authority of the City of Augusta, Georgia, Mortgage Revenue          5/05 at 102          Aa      1,971,118
                  Refunding Bonds, Series 1995A (FHA Insured Mortgage Loan - River Glen
                  Apartments, Section 8 Assisted Project), 6.500%, 5/01/27

-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.3%

                Housing Authority of Fulton County, Georgia, Single Family Mortgage
                Revenue Bonds (GNMA Mortgage-Backed Securities Program), Series 1995A:
     310,000      6.550%, 3/01/18 (Alternative Minimum Tax)                                  3/05 at 102         AAA        330,699
     105,000      6.600%, 3/01/28 (Alternative Minimum Tax)                                  3/05 at 102         AAA        110,177

                Housing Authority of Fulton County, Georgia, Single Family Mortgage
                Revenue Refunding Bonds (GNMA Mortgage-Backed Securities Program),
                Series 1996A:
     415,000      6.125%, 9/01/18 (Alternative Minimum Tax)                                  9/06 at 102         AAA        436,962
     655,000      6.200%, 9/01/27 (Alternative Minimum Tax)                                  9/06 at 102         AAA        690,770

                Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                1994 Series A (FHA Insured or VA Guaranteed Mortgage Loans):
   1,215,000      6.500%, 12/01/17 (Alternative Minimum Tax)                                 6/04 at 102         AAA      1,291,569
     750,000      6.600%, 12/01/23 (Alternative Minimum Tax)                                 6/04 at 102         AAA        799,155

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         3/05 at 102         AAA      1,065,860
                  1995 Series A, Subseries A-2, 6.400%, 12/01/15 (Alternative Minimum
                  Tax)

   2,500,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/05 at 102         AAA      2,676,825
                  1995 Series B, Subseries B-2, 6.550%, 12/01/27 (Alternative Minimum Tax)

   3,355,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,         6/06 at 102         AAA      3,579,013
                  1996 Series A, Subseries A-2, 6.450%, 12/01/27 (Alternative Minimum Tax)

   1,000,000    Georgia Housing and Finance Authority, Single Family Mortgage Bonds,        12/08 at 101         AAA        986,600
                  1998 Series B2, 5.200%, 12/01/26 (Alternative Minimum Tax)

     175,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/99 at 103         AA+        181,365
                  1989 Series D (Conventional Mortgage Loans), 7.800%, 6/01/21
                  (Alternative Minimum Tax)

     235,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/00 at 103         AA+        245,925
                  1990 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  7.750%, 6/01/18 (Alternative Minimum Tax)

   1,235,000    Georgia Residential Finance Authority, Home Ownership Mortgage Bonds,       12/01 at 103         AA+      1,304,469
                  1991 Series A (FHA Insured or VA Guaranteed Mortgage Loans),
                  7.250%, 12/01/21 (Alternative Minimum Tax)

      55,000    Georgia Residential Finance Authority, Single Family Mortgage Bonds,         6/99 at 103         AA+         56,767
                  1988 Series B (FHA Insured or VA Guaranteed Mortgage Loans),
                  8.000%, 12/01/16

-----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 3.6%

   3,810,000    Peach County School District (Georgia), General Obligation School Bonds,     2/05 at 102         AAA      4,290,289
                  Series 1994, 6.400%, 2/01/19

   1,500,000    Washington County School District (Georgia), General Obligation School       1/05 at 102         AAA      1,722,225
                  Bonds, Series 1994, 6.875%, 1/01/14


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 15.7%

$   570,000    Development Authority of Burke County (Georgia), Industrial Development       2/01 at 102           A   $    605,500
                 Revenue Bonds (Georgia Safe Corporation Project), Series 1991, 7.500%,
                 2/01/11 (Alternative Minimum Tax)

  1,150,000    Burke County Economic Development Authority (Georgia), Revenue Bonds         12/02 at 102           A      1,255,156
                 (Ritz Instrument Transformers, Inc. Project), Series 1991A, 7.250%,
                 12/01/11 (Alternative Minimum Tax)

  1,750,000    Association County Commissioners of Georgia Leasing Program (Butts           12/04 at 102         AAA      1,968,050
                 County, Georgia Public Purpose Project), Series 1994 Certificates of
                 Participation, 6.750%, 12/01/14

  1,000,000    The Hospital Authority of Clarke County (Georgia), Hospital Revenue           1/07 at 100         AAA        956,020
                 Certificates (Athens Regional Medical Center Project), Series 1996,
                 5.000%, 1/01/27

  1,215,000    Clayton County Solid Waste Management Authority (Georgia), Revenue Bonds,     2/02 at 102          AA      1,299,467
                 Series 1992A, 6.500%, 2/01/12

  3,000,000    Cobb-Marietta Coliseum and Exhibit Hall Authority (Georgia), Revenue         10/19 at 100         AAA      3,214,470
                 Refunding Bonds, Series 1993, 5.625%, 10/01/26

  1,000,000    Downtown Smyrna Development Authority (Georgia), Revenue Bonds,               2/05 at 102         AAA      1,136,060
                 Series 1994, 6.600%, 2/01/17

  2,765,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AA-      3,141,538
                 Revenue Bonds, Refunding Series N, 6.250%, 7/01/18

    500,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax            No Opt. Call         AAA        572,680
                 Revenue Bonds, Refunding Series P, 6.250%, 7/01/20

  2,000,000    Puerto Rico Highway and Transportation Authority, Highway Revenue         7/06 at 101 1/2           A      2,043,660
                 Bonds, Series 1996Y, 5.500%, 7/01/26

    125,000    Puerto Rico Infrastructure Finance Authority, Special Tax Revenue             7/99 at 101        BBB+        127,895
                 Bonds, Series 1988A, 7.750%, 7/01/08

  8,055,000    Upper Oconee Basin Water Authority (Georgia), Revenue Bonds,                  7/08 at 102         AAA      8,078,118
                 Series 1997, 5.250%, 7/01/27

  1,250,000    Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/02 at 102         AAA      1,351,213
                 Certificates, Series 1992A (Satilla Park Hospital), 6.625%, 3/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 0.6%

  1,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding                1/07 at 101         AAA      1,037,390
                 Bonds, Series 1996, 5.250%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 12.3%

               Chatham County Hospital Authority, Hospital Revenue Bonds (Memorial
               Medical Center, Inc.) (Savannah, Georgia), Series 1990A:
    100,000      7.000%, 1/01/10 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA        106,962
  1,130,000      7.000%, 1/01/21 (Pre-refunded to 1/01/01)                                   1/01 at 102         AAA      1,208,671

    505,000    Cherokee County Water and Sewer Authority (Georgia), Revenue Bonds,          No Opt. Call         AAA        683,063
                 Series 1985, 9.750%, 8/01/09

    500,000    Hospital Authority of Colquitt County (Georgia), Hospital Revenue             3/02 at 102         AAA        546,540
                 Certificates, Series 1992, 6.700%, 3/01/12 (Pre-refunded to 3/01/02)

  1,000,000    City of Conyers (Georgia), Water and Sewer Revenue Bonds, Series              7/04 at 102         AAA      1,135,140
                 1994A, 6.600%, 7/01/15

    800,000    Downtown Marietta Development Authority (Georgia), Revenue Bonds,             1/02 at 102         Aaa        868,544
                 Series 1992, 6.600%, 1/01/19 (Pre-refunded to 1/01/02)

               Fulco Hospital Authority, Revenue Anticipation Certificates (Georgia
               Baptist Health Care System Project), Series 1992A:
  3,000,000      6.250%, 9/01/13 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      3,264,030
  2,600,000      6.375%, 9/01/22 (Pre-refunded to 9/01/02)                                   9/02 at 102     Baa1***      2,838,680

  2,250,000    Fulco Hospital Authority, Refunding Revenue Anticipation Certificates         9/02 at 102     Baa1***      2,456,550
                 (Georgia Baptist Health Care System Project), Series 1992B, 6.375%,
                 9/01/22 (Pre-refunded to 9/01/02)

    500,000    City of Gainesville, Georgia, Water and Sewer Revenue Bonds,                 11/00 at 102         AAA        536,360
                 Series 1990B, 7.200%, 11/15/10 (Pre-refunded to 11/15/00)

  1,855,000    Development Authority of the City of Marietta (Georgia), Revenue             12/99 at 102         AAA      1,928,885
                 Bonds (Life College, Inc.), Series 1989, 7.250%, 12/01/19
                 (Pre-refunded to 12/01/99)

  1,200,000    Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/99 at 102         AAA      1,228,092
                 Revenue Bonds, Series L, 7.200%, 7/01/20 (Pre-refunded to 7/01/99)

Portfolio of Investments
Nuveen Flagship Georgia Municipal Bond Fund (continued)
May 31, 1999



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  1,650,000   Metropolitan Atlanta Rapid Transit Authority (Georgia), Sales Tax             7/04 at 102         AAA   $  1,889,184
                 Revenue Bonds, Second Indenture Series 1994A, 6.900%, 7/01/20
                 (Pre-refunded to 7/01/04)

   1,015,000   Peach County School District (Georgia), General Obligation School             2/05 at 102         AAA      1,137,876
                 Bonds, Series 1994, 6.300%, 2/01/14 (Pre-refunded to 2/01/05)

     500,000   Hospital Authority of Ware County (Georgia), Revenue Anticipation             3/01 at 102         AAA        524,080
                 Certificates, Series 1991, 7.125%, 3/01/15 (Pre-refunded to 3/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.7%

   1,800,000   Development Authority of Appling County (Georgia), Pollution Control          1/04 at 101         AAA      2,003,742
                 Revenue Bonds (Oglethorpe Power Corporation Hatch Project), Series
                 1994, 7.150%, 1/01/21

   1,500,000   Municipal Electric Authority of Georgia, General Power Revenue Bonds,         1/15 at 100           A      1,702,335
                 1992B Series, 6.375%, 1/01/16

               Municipal Electric Authority of Georgia, Power Revenue Bonds,
               Series Z:
   1,000,000     5.500%, 1/01/12                                                             1/10 at 100         AAA      1,061,150
   1,000,000     5.500%, 1/01/20                                                            No Opt. Call         AAA      1,051,230

               Development Authority of Monroe County (Georgia), Pollution Control
               Revenue Bonds (Oglethorpe Power Corporation, Scherer Project),
               Series 1992A:
     500,000     6.750%, 1/01/10                                                            No Opt. Call           A        578,610
   1,000,000     6.800%, 1/01/12                                                            No Opt. Call           A      1,168,780

   2,000,000   Municipal Electric Authority of Georgia, Project One Subordinated             1/07 at 101         AAA      1,984,460
                 Bonds, Series 1997A, 5.125%, 1/01/16

   1,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,          7/04 at 100        BBB+      1,271,825
                 5.500%, 7/01/20

   4,500,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series O,         No Opt. Call         AAA      1,831,860
                 0.000%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 15.5%

  12,000,000   City of Atlanta, Georgia, Water and Wastewater Revenue                        5/09 at 101         AAA     11,321,760
                 Bonds, Series 1999A, 5.000%, 11/01/38

               City of Brunswick, Georgia, Water and Sewer Revenue Refunding and
               Improvement Bonds, Series 1992:
     500,000     6.000%, 10/01/11                                                           No Opt. Call         AAA        558,070
     400,000     6.100%, 10/01/19                                                           No Opt. Call         AAA        452,156

   2,000,000   Cherokee County, Georgia, Water and Sewer Authority, Water and               No Opt. Call         AAA      2,105,980
                 Sewer Revenue Bonds, Refunding and Improvements Series 1993,
                 5.500%, 8/01/23

   8,500,000   DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 1999,          10/09 at 101          AA      8,177,000
                 5.000%, 10/01/28

   1,500,000   Henry County Water and Sewer Authority, Georgia, Water and Sewer             No Opt. Call         AAA      1,702,782
                 Revenue Bonds, Series 1996, 6.150%, 2/01/20

   1,000,000   City of Milledgeville, Georgia, Water and Sewer Revenue                      No Opt. Call         AAA      1,118,870
                 and Refunding Bonds, Series 1996, 6.000%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
$157,825,000   Total Investments - (cost $153,619,706) - 98.0%                                                          161,612,537
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.0%                                                                       3,239,126
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $164,851,663
               ====================================================================================================================



* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 1.5%

$ 1,500,000    Parish of St. Charles, State of Louisiana, Pollution Control Revenue Bonds   11/02 at 102         BBB     $1,633,215
                 (Union Carbide Corporation), Series 1992, 7.350%, 11/01/22 (Alternative
                 Minimum Tax)

    500,000    Parish of St. John the Baptist, State of Louisiana, Environmental            12/08 at 101        Baa2        491,585
                 Improvement Revenue Bonds (USX Corporation Project), Refunding Series
                 of 1998, 5.350%, 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 4.2%

    750,000    Louisiana Public Facilities Authority, College and University Equipment      10/99 at 102          A+        774,075
                 and Capital Facilities Revenue Refunding Bonds (Loyola University
                 Project), Series 1989A, 7.250%, 10/01/09

    380,000    Louisiana Public Facilities Authority, College and University Equipment       4/02 at 102          A+        412,642
                 and Capital Facilities Revenue Refunding Bonds (Loyola University
                 Project), Series 1992, 6.750%, 4/01/10

    775,000    Louisiana Public Facilities Authority, Student Loan Revenue Bonds,            9/02 at 102         Aaa        824,678
                 Series 1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)

  1,000,000    Louisiana Public Facilities Authority, Revenue Bonds (Tulane University      12/07 at 102         AAA      1,034,180
                 of Louisiana), Series 1997, 5.600%, 12/15/27

  1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds            9/07 at 102         AAA        989,020
                 (Xavier University of Louisiana Project), Series 1997, 5.250%, 9/01/27

  1,000,000    Louisiana Public Facilities Authority, Revenue and Refunding Bonds            2/08 at 102         AAA        955,240
                 (Dillard University Project), Series 1998, 5.000%, 2/01/28

    960,000    Board of Supervisors of Louisiana State University and Agricultural and      10/08 at 102         AAA        914,026
                 Mechanical College, Revenue and Refunding Bonds (University of New
                 Orleans Project), Series 1998, 5.000%, 10/01/30
-----------------------------------------------------------------------------------------------------------------------------------
               Energy - 4.5%

  1,000,000    Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities       12/02 at 102         BBB      1,085,630
                 Refunding Revenue Bonds, Series 1992 (Occidental Petroleum Corporation
                 Project), 7.200%, 12/01/20

    500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue       9/01 at 102           A        539,700
                 Bonds (LOOP Inc. Project), First Stage Series 1991B, 7.200%, 9/01/08

    475,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue       9/00 at 102           A        503,989
                 Bonds (LOOP Inc.), First Stage Series E, 7.600%, 9/01/10

  1,000,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue      10/08 at 100           A        977,860
                 Bonds, Series 1998 (LOOP LLC Project), 5.200%, 10/01/18

  3,150,000    Parish of St. Bernard, Louisiana, Exempt Facility Revenue Bonds (Mobil       11/06 at 102          AA      3,345,048
               Oil Corporation Project), Series 1996, 5.900%, 11/01/26 (Alternative
               Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.3%

  1,640,000    Parish of DeSoto, Louisiana, Environmental Improvement Revenue Refunding      6/05 at 102          A3      1,776,645
                 Bonds, 1995 Series B (International Paper Company Project), 6.550%,
                 4/01/19 (Alternative Minimum Tax)

  1,250,000    Parish of DeSoto, Louisiana, Environmental Improvement Revenue Bonds,        11/08 at 101          A3      1,258,775
                 1998 Series A (International Paper Company Project), 5.600%,
                 11/01/22 (Alternative Minimum Tax)

  3,000,000    Parish of Natchitoches, Louisiana, Solid Waste Disposal Revenue Bonds        12/03 at 102          A-      3,081,450
                 (Willamette Industries Project), Series 1993, 5.875%, 12/01/23
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 20.4%

  1,000,000    Jefferson Parish Hospital District No. 1, Louisiana, Fixed Rate               1/09 at 101         AAA        954,840
                 Hospital Revenue Bonds (West Jefferson Medical Center),
                 Series 1998A, 5.000%, 1/01/21

  3,000,000    Jefferson Parish Hospital Service District No. 2, Louisiana, Hospital         7/09 at 101         AAA      2,835,270
                 Revenue Bonds, Series 1998, 5.000%, 7/01/28

  1,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds   7/07 at 101         AAA        994,660
                 (Woman's Hospital Foundation Project), Series 1997, 5.375%, 10/01/22

Portfolio of Investments
Nuveen Flagship Louisiana Municipal Bond Fund (continued)
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 1,000,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan    No Opt. Call         AAA     $1,069,800
                 Missionaries of Our Lady Health System Project), Series 1998A, 5.750%,
                 7/01/25

  5,000,000    Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds   1/08 at 102        BBB+      4,683,300
                 (Lincoln Health System Project), Series 1998, 5.150%, 1/01/19

  2,300,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Touro          8/09 at 101        BBB+      2,265,270
                 Infirmary Project), Series 1999A, 5.625%, 8/15/29

  1,325,000    Louisiana Public Facilities Authority, Revenue Bonds (Alton Ochsner Medical   5/02 at 102         AAA      1,427,674
                 Foundation Project), Series 1992-B, 6.500%, 5/15/22

  3,400,000    Louisiana Public Facilities Authority, Health Facilities Revenue Refunding   No Opt. Call         AA+      3,324,316
                 Bonds (Sisters of Mercy Health System, St. Louis, Inc.), Series 1993A,
                 5.000%, 6/01/19

  2,500,000    Louisiana Public Facilities Authority, Revenue Bonds (General Health, Inc.   11/04 at 102         AAA      2,763,875
                 Project), Series 1994, 6.375%, 11/01/24

    500,000    Louisiana Public Facilities Authority, Revenue Bonds (Mary Bird Perkins       1/05 at 102         AAA        543,030
                 Cancer Center Project), Series 1994, 6.200%, 1/01/19

  2,180,000    St. Tammany Parish Hospital Service District No. 2, Louisiana, Hospital      10/04 at 102         AAA      2,395,210
                 Revenue Bonds, Series 1994, 6.250%, 10/01/14

    885,000    Hospital Service District No. 1, Parish of Tangipahoa, Louisiana, Hospital    2/04 at 102         AAA        963,358
                 Revenue Bonds,  Series 1994, 6.250%, 2/01/24

  4,570,000    Hospital Service District No. 1, Parish of Terrebonne, Louisiana, Hospital    4/08 at 102         AAA      4,543,128
                 Revenue and Refunding Bonds (Terrebonne General Medical Center Project),
                 Series 1998, 5.375%, 4/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.5%

    750,000    Lake Charles, Louisiana, Non Profit Housing Development Corporation,         10/99 at 100         AAA        758,250
                 Mortgage Revenue Refunding Bonds, Series 1990A (FHA Insured Mortgage
                 Loan - Section 8 Assisted Chateau Project), 7.875%, 2/15/25

    735,000    Louisiana Public Facilities Authority, Revenue Bonds (Walmsley Housing        6/03 at 103         AAA        790,610
                Corporation), Series 1989A, 7.500%, 6/01/21

    500,000    Louisiana Public Facilities Authority, Multifamily Housing Revenue Bonds     11/01 at 102          AA        534,020
                 (VOA National Housing Corporation Projects), Series 1991, 7.750%,
                 11/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 15.8%

    990,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue   8/00 at 102         Aaa      1,026,511
                 Bonds (GNMA Mortgage Backed Securities Program), Series 1990A, 7.875%,
                 8/01/23 (Alternative Minimum Tax)

  2,235,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage          10/07 at 102         Aaa      2,320,690
                 Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)

  3,000,000    East Baton Rouge Mortgage Finance Authority, Single Family Mortgage Revenue  10/08 at 101         Aaa      2,967,120
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities Program), Series
                 1998C-1, 5.200%, 10/01/23

    265,000    Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds,       6/05 at 102         Aaa        282,297
                 Series 1995A-2, 6.550%, 12/01/26 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds, Series 1997B-2:
    975,000      5.600%, 6/01/17 (Alternative Minimum Tax)                                   6/07 at 102         Aaa        998,244
  2,445,000      5.750%, 12/01/28 (Alternative Minimum Tax)                                  6/07 at 102         Aaa      2,504,780

  2,440,000    Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage   12/07 at 102         Aaa      2,501,878
                 Revenue Bonds, Series 1997C-1, 5.750%, 12/01/28 (Alternative Minimum Tax)

               Louisiana Housing Finance Agency, Tax Exempt Bonds, Single Family Mortgage
               Revenue Bonds (Home Ownership Program), Series 1998B-2:
  1,695,000      5.200%, 12/01/26                                                           12/07 at 101         Aaa      1,690,068
  1,500,000      5.250%, 6/01/29 (Alternative Minimum Tax)                                  12/07 at 101         Aaa      1,493,250

    480,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage       1/00 at 102         Aaa        493,978
                 Revenue Bonds, Series 1988-C1, 7.750%, 12/01/22 (Alternative Minimum Tax)

  1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/06 at 102         Aaa      1,048,490
                 Revenue Bonds, Series 1996A, 6.100%, 12/01/29 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

 $1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/07 at 102         Aaa     $1,033,290
                 Revenue Bonds, Series 1997A, 5.850%, 12/01/30 (Alternative Minimum Tax)

  1,000,000    New Orleans, Louisiana, Home Mortgage Authority, Single Family Mortgage      12/08 at 101         Aaa        990,830
                 Revenue Refunding Bonds, Series 1998B-2, 5.200%, 12/01/21 (Alternative
                 Minimum Tax)

               Rapides Finance Authority, Louisiana, Single Family Mortgage Revenue
               Refunding Bonds (GNMA and Fannie Mae Mortgage-Backed Securities Program),
               Series 1998B:
  2,000,000      5.450%, 12/01/30 (Alternative Minimum Tax)                                  6/08 at 102         Aaa      2,012,260
    800,000      5.350%, 6/01/26                                                             6/08 at 102         Aaa        804,304

    166,189    St. Bernard Parish, Louisiana, Home Mortgage Authority, Single Family        No Opt. Call          A1        183,483
                 Mortgage Revenue Refunding Bonds, Series 1991A, 8.000%, 3/25/12

     58,428    St. Mary, Louisiana, Public Trust Financing Authority, Single Family         No Opt. Call         Aaa         65,100
                 Mortgage Revenue Refunding Bonds, Series 1991A, 7.625%, 3/25/12
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 3.6%

  3,000,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                9/05 at 103         AAA      3,280,560
                 Collateralized Mortgage Loan -- St. Dominic Assisted Care Facility),
                 Series 1995, 6.950%, 9/01/36

  1,740,000    Louisiana Housing Finance Agency, Mortgage Revenue Bonds (GNMA                1/04 at 101         AAA      1,868,047
                 Collateralized Mortgage Loan -- Villa Maria Retirement Center Project),
                 Series 1993, 7.100%, 1/20/35
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 10.5%

    500,000    State of Louisiana, General Obligation Bonds, Series 1993-B, 5.625%,         No Opt. Call         AAA        538,555
                 8/01/13

               City of New Orleans, Louisiana, General Obligation Refunding Bonds,
               Series 1991:
  2,000,000      0.000%, 9/01/10                                                            No Opt. Call         AAA      1,158,400
  5,785,000      0.000%, 9/01/16                                                            No Opt. Call         AAA      2,361,321

  3,000,000    Parishwide School District of the Parish of Orleans, Louisiana, General       3/06 at 100         AAA      2,895,060
                 Obligation School Bonds, Series 1996, 5.000%, 9/01/20

  1,000,000    Parishwide School District of the Parish of Orleans, Louisiana, General       3/08 at 100         Aaa        978,640
                 Obligation School Bonds, Series 1998A, 5.125%, 9/01/22

 13,875,000    Orleans Parish, Louisiana, School Board Public School Refunding Bonds,       No Opt. Call         AAA      6,064,763
                 Series 1991, 0.000%, 2/01/15

  1,000,000    East Ouachita School District of the Parish of Ouachita, Louisiana,           3/09 at 100         AAA        963,220
                 General Obligation School Bonds, Series 1999, 5.000%, 3/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 10.5%

  1,000,000    Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special           12/02 at 100         AAA      1,092,770
                 Sales Tax Revenue Bonds, Series 1991B, 6.750%, 12/01/06

  2,000,000    Parish School Board, Jefferson Parish, Louisiana, Sales Tax School           No Opt. Call         AAA      1,260,160
                 Bonds, Refunding Series 1998, 0.000%, 3/01/09

  1,000,000    City of Lafayette, Louisiana, Public Improvement Sales Tax Bonds,             3/07 at 101         AAA        960,670
                  Series 1998A, 5.000%, 5/01/22

  3,000,000    Louisiana Local Government Environmental Facilities and Community            No Opt. Call         AAA      2,752,080
                 Development Authority, Revenue Bonds (Capital Projects and Equipment
                 Acquisition Program), Series 1999, 4.500%, 12/01/18

  1,870,000    Louisiana Stadium and Exposition District, Hotel Occupancy Tax Refunding      7/09 at 102         AAA      1,738,109
                 Bonds, Series 1998B, 4.750%, 7/01/21

  1,500,000    Office Facilities Corporation (A Louisiana Non Profit Corporation),          12/01 at 103        BBB+      1,642,410
                 Capital Facilities Bonds (Statewide Lease/Purchase Program), Series
                 1990, 7.750%, 12/01/10

    750,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/16 at 100           A        771,375
                 Series 1996Y, 5.500%, 7/01/36

    250,000    Puerto Rico Public Buildings Authority, Government Facilities Revenue     7/07 at 101 1/2           A        248,533
                 Bonds, Series B, Guaranteed by the Commonwealth of Puerto Rico,
                 5.250%, 7/01/21

  1,500,000    Parish of St. John the Baptist, Louisiana, Sales Tax District, Public        12/99 at 103         Baa      1,570,815
                 Improvement Refunding Bonds, Series ST-1989, 7.800%, 12/01/14

  2,995,000    City of Shreveport, Louisiana, Certificates of Indebtedness, Series          10/09 at 102         AAA      2,918,538
                 1998A, 5.000%, 10/01/16

Portfolio of Investments

May 31, 1999


   Principal                                                                           Optional Call                         Market
      Amount    Description                                                              Provisions*    Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation -- 1.8%
$    505,000    New Orleans (Louisiana), Aviation Board Revenue Bonds, Series           10/07 at 102          AAA        $  505,556
                  1997B-1, 5.450%, 10/01/27 (Alternative Minimum Tax)

   2,100,000    City of Shreveport (Louisiana), Airport System Revenue Bonds,            1/08 at 102          AAA         2,081,709
                   Series 1997A (SMT-Subject), 5.375%, 1/01/28 (Alternative
                   Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed -- 9.2%

     745,000    Louisiana Public Facilities Authority, Hospital Revenue                 No Opt. Call          AAA           900,735
                  Refunding Bonds (Southern Baptist Hospitals, Inc. Project),
                  Series 1986, 8.000%, 5/15/12

   1,125,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds           10/02 at 102        A3***         1,256,996
                  (Woman's Hospital Foundation Project), Series 1992, 7.250%,
                  10/01/22 (Pre-refunded to 10/01/02)

                Louisiana Public Facilities Authority, Hospital Revenue Refunding
                Bonds (Lafayette General Medical Center Project), Series 1992:
   1,000,000      6.400%, 10/01/12 (Pre-refunded to 10/01/02)                           10/02 at 102          AAA         1,095,300
   2,000,000      6.500%, 10/01/22 (Pre-refunded to 10/01/02)                           10/02 at 102          AAA         2,196,800

  10,000,000    Louisiana Public Facilities Authority, Revenue Bonds, Custodial         No Opt. Call          AAA         3,475,700
                  Receipts, Series 1990B, 0.000%, 12/01/19

   2,000,000    City of New Orleans, Audubon Park Commission, Aquarium Revenue           4/02 at 102       N/R***         2,246,440
                  Bonds, Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)

   1,400,000    Ouachita Parish (Louisiana), Hospital Service District No. 1,            7/01 at 102         A***         1,527,092
                  Revenue Bonds (Glenwood Regional Medical Center), Series 1991,
                  7.500%, 7/01/21 (Pre-refunded to 7/01/01)

     250,000    Shreveport (Louisiana), Home Mortgage Authority, Single Family          No Opt. Call          Aaa           279,745
                  Mortgage Revenue Bonds, Series 1979A, 6.750%, 9/01/10
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities -- 10.2%

   3,000,000    Lake Charles Harbor and Terminal District, Louisiana, Port               8/02 at 103           A3         3,380,550
                  Facilities Revenue Refunding Bonds, Series 1992 (Trunkline
                  LNG Company Project), Panhandle Eastern Corporation,
                  7.750%, 8/15/22

   6,910,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/08 at 101 1/2         BBB+         6,628,625
                  Series DD, 5.000%, 7/01/28

     250,000    Puerto Rico Electric Power Authority, Power Revenue                      7/05 at 100         BBB+           249,178
                Refunding Bonds, Series Z, 5.250%, 7/01/21

   1,000,000    Parish of St. Charles, Louisiana, Environmental Improvement             11/02 at 102          BBB         1,035,480
                  Revenue, Louisiana Power and Light Company Project, Series A,
                  6.200%, 5/01/23 (Alternative Minimum Tax)

   1,000,000    Parish of St. Charles, State of Louisiana Environmental                 11/00 at 102         BBB-         1,025,330
                  Revenue Bonds (Louisiana Power and Light Company Project),
                  Series 1995, 6.375%, 11/01/25 (Alternative Minimum Tax)

     500,000    Parish of St. Charles, Louisiana, Pollution Control Revenue             12/99 at 103         Baa3           522,885
                  Bonds (Louisiana Power and Light Company), 2nd Series 1984,
                  8.000%, 12/01/14

   1,500,000    Parish of St. Charles, Louisiana, Solid Waste Disposal Revenue          12/02 at 102          BBB         1,618,901
                  Bonds (Louisiana Power and Light Company Project), Series 1992A,
                  7.000%, 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer -- 1.1%

   1,500,000    Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,       2/03 at 101          AA-         1,611,600
                  Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$157,124,617    Total Investments  (cost $133,510,305) -- 99.1%                                                         140,563,590
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.9%                                                                     1,285,413
                -------------------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                                     $141,849,003
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.4%

               North Carolina Educational Facilities Finance Agency, Revenue Bonds
               (High Point College Project), Series 1989:
 $  165,000      7.050%, 12/01/05                                                           12/99 at 102          A3     $  170,930
    175,000      7.100%, 12/01/06                                                           12/99 at 102          A3        181,333

  4,220,000    North Carolina Educational Facilities Finance Agency, Refunding Revenue      10/06 at 102         AA+      4,182,231
                 Bonds (Duke University Project), Series 1996B,  5.000%, 10/01/17

  1,250,000    North Carolina Educational Facilities Finance Agency, Revenue Bonds          11/07 at 102          AA      1,231,463
                 (Wake Forest University), Series 1997, 5.000%, 11/01/17

  1,000,000    State of North Carolina, State Education Assistance Authority,                7/05 at 102           A      1,047,960
                 Guaranteed Student Loan Revenue Bonds, 1995 Series A (Subordinate
                 Lien), 6.300%, 7/01/15 (Alternative Minimum Tax)

    295,000    Board of Governors of the University of North Carolina at Chapel Hill,        6/01 at 102         AAA        319,408
                 Student Fee Revenue Bonds, Series 1991 (Student Recreation Center),
                 7.000%, 6/01/08

               Board of Governors of the University of North Carolina at Chapel Hill,
               Utilities System Revenue Refunding Bonds, Series 1997:
  4,000,000      0.000%, 8/01/15                                                            No Opt. Call          AA      1,765,720
  4,265,000      0.000%, 8/01/18                                                            No Opt. Call          AA      1,581,889
  2,750,000      0.000%, 8/01/20                                                            No Opt. Call          AA        912,175
------------------------------------------------------------------------------------------------------------------------------------
               Energy - 0.6%

  1,100,000    New Hanover County, North Carolina Industrial Facilities and Pollution        7/02 at 102         BBB      1,173,898
                 Control Financing Authority,Revenue Refunding Bonds (Occidental
                 Petroleum Corporation Project), Series 1992, 6.700%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 8.6%

  1,400,000    The Haywood County Industrial Facilities and Pollution Control                9/05 at 102        Baa1      1,478,778
                 Financing Authority (North Carolina), Environmental Improvement
                 Revenue Bonds (Champion International Corporation Project), Series
                 1995, 6.250%, 9/01/25 (Alternative Minimum Tax)

  4,000,000    The Haywood County Industrial Facilities & Pollution Control                 10/03 at 102        Baa1      3,941,200
                 Financing Authority (North Carolina), Solid Waste Disposal Revenue
                 Bonds (Champion International Corporation Project), Series 1993,
                 5.500%, 10/01/18 (Alternative Minimum Tax)

  3,100,000    The Haywood County Industrial Facilities and Pollution Control                3/06 at 102        Baa1      3,207,694
                 Financing Authority (North Carolina), Variable Rate Demand Pollution
                 Control Refunding Revenue Bonds (Champion International Corporation
                 Project), Series 1995, 6.000%, 3/01/20

  1,900,000    The Martin County Industrial Facilities and Pollution Control                 9/01 at 103           A      2,049,435
                 Financing Authority (North Carolina), Solid Waste Revenue Disposal
                 Revenue Bonds (Weyerhaeuser Company Project), Series 1991,
                 7.250%, 9/01/14 (Alternative Minimum Tax)

  6,000,000    The Martin County Industrial Facilities and Pollution Control Financing       5/04 at 102           A      6,520,320
                 Authority (North Carolina), Solid Waste Disposal Revenue Bonds
                 (Weyerhaeuser Company Project), Series 1994, 6.800%, 5/01/24
                 (Alternative Minimum Tax)

  1,000,000    The Martin County Industrial Facilities and Pollution Control Financing      11/05 at 102           A      1,037,050
                 Authority (North Carolina), Solid Waste Disposal Revenue Bonds
                 (Weyerhaeuser Company Project), Series 1995 6.000%, 11/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 21.1%

               The Charlotte-Mecklenburg Hospital Authority (North Carolina),
               Health Care System Revenue Refunding Bonds, Series A:
  5,300,000      5.750%, 1/15/21                                                             1/06 at 102          AA      5,535,850
  5,500,000      5.875%, 1/15/26                                                             1/06 at 102          AA      5,792,270

23

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$ 6,000,000    The Charlotte-Mecklenburg Hospital Authority (North Carolina),                1/07 at 102          AA    $ 5,789,340
                Health Care System Revenue Bonds, Series 1997A, Doing Business as
                Carolina Healthcare System, 5.125%, 1/15/22

  4,000,000    County of Cumberland (North Carolina), Hospital Facility Revenue             10/09 at 101          A-      3,827,360
                Bonds (Cumberland County Hospital System, Inc.), Series 1999,
                5.250%, 10/01/29

               North Carolina Medical Care Commission, Health Care Facilities
               Revenue Bonds (Duke University Health System), Series 1998A:

  5,000,000     5.000%, 6/01/23                                                              6/08 at 101          AA      4,787,750
  4,500,000     4.750%, 6/01/28                                                              6/08 at 101          AA      4,064,670

  1,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds                2/02 at 102        Baa3      1,107,180
                (Annie Penn Memorial Hospital Project), Series 1991, 7.500%, 8/15/21

  4,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               12/08 at 101         AA-      3,876,440
                (Pitt County Memorial Hospital), Series 1998A,  5.000%, 12/01/18

  2,000,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/08 at 101         AAA      1,946,600
                (Mission - St. Joseph's Health System) Series 1998,  5.125%, 10/01/28

  2,500,000    Northern Hospital District, Surry County (North Carolina), Health            10/01 at 102         BBB      2,675,400
                Care Facilities Revenue Refunding Bonds, Series 1991,
                7.875%, 10/01/21

  5,750,000    Board of Governors of the University of North Carolina, University of         2/06 at 102          AA      5,656,218
                North Carolina Hospitals at Chapel Hill, Revenue Bonds, Series
                1996, 5.250%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.0%

  1,340,000    Housing Authority of the City of Asheville (North Carolina),                 11/07 at 102         AAA      1,385,801
                Multifamily Housing Revenue Bonds (GNMA Collateralized Woodridge
                Apartments), Series 1997, 5.750%, 11/20/29 (Alternative Minimum Tax)

    620,000    North Carolina Housing Finance Agency, Multifamily Revenue Refunding          7/02 at 102          AA        663,226
                Bonds (1992 Refunding Bond Resolution), Series B, 6.900%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 16.6%

    610,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/01 at 102          AA        641,256
                Series O (1985 Resolution), 7.600%, 3/01/21 (Alternative Minimum
                Tax)

               North Carolina Housing Finance Agency, Single Family Revenue Bonds,
               Series Y, (1985 Resolution):
  2,000,000     6.300%, 9/01/15                                                              9/04 at 102          AA      2,136,160
  1,845,000     6.350%, 3/01/18                                                              9/04 at 102          AA      1,969,519

  1,865,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/05 at 102          AA      1,982,514
                Series BB, (1985 Resolution), 6.500%, 9/01/26 (Alternative Minimum
                Tax)

  3,405,000    North Carolina Housing Finance Agency, Single Family Revenue Bond,            3/05 at 102          AA      3,566,669
                Series DD, (1985 Resolution), 6.200%, 9/01/27 (Alternative Minimum Tax)

  4,360,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/06 at 102          AA      4,587,984
                Series LL (1985 Resolution), 6.200%, 3/01/26 (Alternative Minimum
                Tax)

  6,550,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,       3/07 at 101 1/2          AA      6,800,865
                Series RR (1985 Resolution), 5.850%, 9/01/28 (Alternative Minimum
                Tax)

  1,635,000    North Carolina Housing Finance Agency, Single Family Revenue Bonds,           3/08 at 101          AA      1,630,259
                Series VV (1985 Resolution), 5.250%, 3/01/17 (Alternative Minimum
                Tax)

  2,500,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          7/08 at 101          AA      2,478,450
                Series 2-A (1998 Trust Agreement), 5.250%, 7/01/26
                (Alternative Minimum Tax)

  4,370,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 101          AA      4,325,907
                Series 3-A (1998 Trust Agreement), 5.200%, 7/01/26
                (Alternative Minimum Tax)

  5,000,000    North Carolina Housing Finance Agency, Home Ownership Revenue Bonds,          1/09 at 100          AA      4,978,350
                Series 4-A (1998 Trust Agreement), 5.300%, 7/01/26
                (Alternative Minimum Tax)

    505,000    Winston Salem, North Carolina, Single Family Mortgage Revenue Bonds,          9/00 at 102          A1        521,519
                Series 1990, 8.000%, 9/01/07 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 0.7%

$ 1,400,000    Gaston County, Industrial Facilities and Pollution Control Financing         11/01 at 103         N/R   $  1,497,300
                 Authority North Carolina, Industrial Development Revenue Bonds,
                 Series 1985 (ABB-Combustion Engineering Inc.), 8.850%, 11/01/15
-----------------------------------------------------------------------------------------------------------------------------------
                 Tax Obligation/Limited - 13.9%

    500,000      City of Asheville, North Carolina, Certificates of Participation,           2/02 at 102          A1        536,440
                   Series 1992, 6.500%, 2/01/08

  1,000,000      City of Asheville, North Carolina, Certificates of Participation,           6/07 at 101         AAA        996,390
                   Series 1997A, 5.125%, 6/01/18

                 City of Charlotte, North Carolina, General Obligation Water and Sewer
                 Bonds, Series 1995A:
    500,000        5.400%, 4/01/19                                                           4/05 at 102         AAA        515,550
  3,445,000        5.400%, 4/01/20                                                           4/05 at 102         AAA      3,548,625

    600,000      City of Durham, North Carolina, Certificates of Participation,              6/05 at 102          AA        641,766
                   Series 1995, 5.800%, 6/01/15

                 County of Harnett, North Carolina Certificates of Participation,
                 Series 1994 (Harnett County Projects):
  1,000,000        6.200%, 12/01/06                                                         12/04 at 102         AAA      1,103,970
  1,750,000        6.200%, 12/01/09                                                         12/04 at 102         AAA      1,931,948
    500,000        6.400%, 12/01/14                                                         12/04 at 102         AAA        556,705

                 County of Pitt, North Carolina Certificates of Participation
                 (Pitt County Public Facilities Project) Series 1997A:
  1,250,000        5.550%, 4/01/12                                                           4/07 at 102         AAA      1,316,450
  1,000,000        5.850%, 4/01/17                                                           4/07 at 102         AAA      1,069,290

 10,000,000      Puerto Rico Commonwealth Highway and Transportation Authority, Highway      7/16 at 100           A     10,285,000
                   Revenue Bonds, Series 1996Y, 5.500%, 7/01/36

    555,000      Puerto Rico Infrastructure Finance Authority, Special Tax Revenue           7/99 at 101        BBB+        567,854
                   Bonds, Series 1988A, 7.750%, 7/01/08

  1,000,000      Puerto Rico Public Buildings Authority, Revenue Refunding Bonds,           No Opt. Call           A      1,047,840
                   Series L, Guaranteed by the Commonwealth of Puerto Rico,
                   5.500%, 7/01/21

                 Town of Ramseur, North Carolina General Obligation Water Refunding Bonds,
                 Series 1997:
    120,000        5.750%, 6/01/18                                                           6/07 at 102         N/R        122,725
    125,000        5.750%, 6/01/19                                                           6/07 at 102         N/R        127,314
    125,000        5.750%, 6/01/20                                                           6/07 at 102         N/R        126,911
    130,000        5.750%, 6/01/21                                                           6/07 at 102         N/R        131,658
    105,000        5.750%, 6/01/22                                                           6/07 at 102         N/R        106,261

    715,000      County of Stokes, North Carolina, Certificates of Participation, Series     3/01 at 102         AAA        766,037
                   1991, 7.000%, 3/01/06

  1,410,000      County of Union, North Carolina, Certificates of Participation, Series      4/03 at 102         AAA      1,534,080
                   1992, 6.375%, 4/01/12

  2,375,000      City of Winston-Salem, North Carolina, Special Obligation Bonds             4/05 at 102          AA      2,450,311
                   (Solid Waste Management Project), Series 1995, 5.500%, 4/01/16
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. Guaranteed - 9.4%

    135,000      Asheville, North Carolina, Housing Development Corporation, First Lien     11/09 at 100      N/R***        176,791
                   Revenue Bonds, Series 1980, 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

  1,500,000      County of Buncombe, North Carolina, Certificates of Participation (1992    12/02 at 102      Aa3***      1,660,845
                   Buncombe County Project), 6.625%, 12/01/10 (Pre-refunded to 12/01/02)

  1,900,000      Craven Regional Medical Authority, North Carolina, Insured Health Care     10/00 at 102         AAA      2,029,694
                   Facilities Revenue Bonds, Series 1990, 7.200%, 10/01/19 (Pre-refunded to 10/01/00)

    705,000      City of Durham, North Carolina, Certificates of Participation (1990         9/00 at 102       Aa***        751,629
                   Financing Project), 7.250%, 9/01/10 (Pre-refunded to 9/01/00)

  1,000,000      City of Durham, North Carolina, Certificates of Participation, Series      12/01 at 102      Aa3***      1,090,540
                   1991, 6.750%, 12/01/11 (Pre-refunded to 12/01/01)

  2,055,000      North Carolina Medical Care Commission, Health Care Facilities             10/99 at 102         AAA      2,126,596
                   Revenue Bonds (Stanly Memorial Hospital Project), Series 1989,
                   7.800%, 10/01/19 (Pre-refunded to 10/01/99)

    995,000      North Carolina Eastern Municipal Power Agency, Power System Revenue        No Opt. Call         AAA      1,174,936
                   Refunding Bonds, Series 1991A, 6.500%, 1/01/18

     75,000      North Carolina Medical Care Commission, Hospital Revenue Bonds             No Opt. Call         AAA         86,882
                   (Memorial Mission Hospital Project), Series A, 7.625%, 10/01/08

Portfolio of Investments
Nuveen Flagship North Carolina Municipal Bond Fund (continued)
May 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

               North Carolina Medical Care Commission, Hospital
               Revenue Bonds (Halifax Memorial Hospital
               Project) Series 1992:
$ 1,275,000      6.750%, 8/15/14 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***   $  1,403,138
  1,000,000      6.750%, 8/15/24 (Pre-refunded to 8/15/02)                                   8/02 at 102     Baa1***      1,100,500

  2,200,000    North Carolina Medical Care Commission, Hospital Revenue Bonds (Roanoke,     10/99 at 102         Aaa      2,276,274
                 Chowan Hospital Project), Series 1989, 7.750%, 10/01/19 (Pre-refunded to 10/01/99)

    600,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/99 at 102      N/R***        620,988
                 (Transylvania Community Hospital Project), Series 1989, 8.000%,
                 10/01/19 (Pre-refunded to 10/01/99)

  3,400,000    North Carolina Medical Care Commission, Hospital Revenue Bonds               10/00 at 102       AA***      3,669,280
                 (Community General Hospital of Thomasville), Series 1990, 8.100%,
                 10/01/15 (Pre-refunded to 10/01/00)

    700,000    County of Pender, North Carolina, Certificates of Participation,              6/01 at 102     Baa1***        767,179
                 Series 1991, 7.700%, 6/01/11 (Pre-refunded to 6/01/01)

  1,000,000    County of Pitt, North Carolina, Certificates of Participation, 6.900%,        4/00 at 102         AAA      1,049,680
                 4/01/08 (Pre-refunded to 4/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 14.9%

               Coastal Regional Solid Waste Management Authority, North Carolina, Solid
               Waste System Revenue Bonds, Series 1992:
  1,000,000      6.500%, 6/01/08                                                             6/02 at 102           A      1,071,710
  1,000,000      6.300%, 6/01/04                                                             6/02 at 102           A      1,071,790

  1,000,000    City of Concord, North Carolina, Utilities Systems Revenue Bonds, Series     12/05 at 102         AAA      1,030,460
                 1995, 5.500%, 12/01/19

  3,000,000    City of Concord, North Carolina, Utilities Systems Refunding Revenue         12/08 at 101         AAA      2,955,480
                 Bonds, Series 1998B, 5.000%, 12/01/17

               City of Fayetteville, North Carolina, Public Works
               Commission Revenue Bonds, Series 1995A:
  1,845,000      5.250%, 3/01/16                                                             3/05 at 102         AAA      1,864,170
  1,000,000      5.375%, 3/01/20                                                             3/05 at 102         AAA      1,010,650

  5,900,000    City of Fayetteville, North Carolina, Public Works Commission Revenue         3/07 at 101         AAA      5,810,025
                 Bonds, Series 1997, 5.125%, 3/01/24

  1,500,000    City of Gastonia, North Carolina, Combined Utilities System Revenue           5/08 at 102         AAA      1,455,090
                 Bonds, Series 1998, 4.750%, 5/01/15

  2,000,000    City of Greenville, North Carolina, Utilities Commission Combined             9/04 at 102          A+      2,146,680
                 Enterprise System Revenue Bonds, Series 1994, 6.000%, 9/01/16

  5,300,000    North Carolina Eastern Municipal Power Agency, Power System Revenue          No Opt. Call         AAA      5,844,681
                 Bonds, Refunding Series 1993B, 6.000%, 1/01/18

  5,250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,     7/08 at 101 1/2        BBB+      5,036,220
                 5.000%, 7/01/28

    870,000    City of Shelby, North Carolina, Combined Enterprise System Revenue            5/05 at 102          A-        883,067
                 Bonds, Series 1995A, 5.500%, 5/01/17

  1,470,000    City of Shelby, North Carolina, Combined Enterprise System Revenue            5/05 at 102          A-      1,492,079
                 Refunding Bonds, Series 1995B, 5.500%, 5/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.9%

  2,000,000    City of Asheville, North Carolina, Water System Revenue Bonds,                8/06 at 102         AAA      2,102,920
                 Series 1996, 5.700%, 8/01/25

  1,000,000    County of Dare, North Carolina, Utilities System Revenue Bonds, Series        6/08 at 102         AAA        930,160
                 1998A, 4.750%, 6/01/24

  3,400,000    City of Greensboro, North Carolina, Combined Enterprise System Revenue        6/05 at 102         AA-      3,457,460
                 Bonds, Series 1995A, 5.375%, 6/01/19

  2,500,000    City of Raleigh, North Carolina, Combined Enterprise System Revenue           3/09 at 101         AA+      2,326,075
                  Bonds, Series 1999, 4.750%, 3/01/24

  3,000,000    County of Union, North Carolina, Enterprise Systems Revenue Bonds,            6/06 at 102         AAA      3,097,830
                 Series 1996, 5.500%, 6/01/17

               City of Winston-Salem, North Carolina Water and Sewer System Revenue
               Bonds Series 1995B:
    750,000      5.600%, 6/01/14                                                             6/05 at 102         AA+        781,658
  1,500,000      5.700%, 6/01/17                                                             6/05 at 102         AA+      1,569,090

   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$    406,337    Woodfin Treatment Facility, Inc., North Carolina, Proportionate Interest    No Opt. Call         N/R   $    408,212
                  Certificates, 5.500%, 12/01/03

-----------------------------------------------------------------------------------------------------------------------------------
$212,611,337    Total Investments - (cost $201,689,801) - 99.1%                                                         210,839,925
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                      1,957,604
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $212,797,529
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund
May 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 5.0%

 $3,000,000    Industrial Development Board of the City of Chattanooga (Tennessee),          7/03 at 103          AA-  $  3,257,160
                 Pollution Control Revenue Bonds, Series 1982A (E.I. du Pont de
                 Nemours & Company), 6.350%, 7/01/22

 12,000,000    The Industrial Development Board of Humphreys County, Tennessee, Solid        5/04 at 102          AA-    13,187,280
                 Waste Disposal Facility Bonds (E.I. du Pont de Nemours and Company
                 Project), 6.700%, 5/01/24 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclical - 2.3%

 7,000,000     The Industrial Development Board of Maury County, Tennessee, Multi-Modal      9/04 at 102           A      7,657,370
                 Interchangeable Rate Pollution Control Refunding Revenue Bonds (Saturn
                 Corporation Project), Series 1994, 6.500%, 9/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Staples - 0.5%

 250,000       Memphis, Shelby County, Tennessee, Industrial Development Board              No Opt. Call          A1        268,935
                 Industrial Development Revenue Bonds (Colonial Baking Company Memphis
                 Project), Series 1981, 9.500%, 4/01/01

 1,245,000     Industrial Development Board of the City of South Fulton, Tennessee,         10/05 at 102          A3      1,335,574
                 Industrial Development Revenue Bonds (Tyson Foods, Inc. Project),
                 Series 1995, 6.400%, 10/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.9%

 3,705,000     Tennessee State School Bond Authority, Higher Educational Facilities      5/02 at 101 1/2         AAA      3,999,955
                 Bonds, 1992 Series A, 6.250%, 5/01/22

 2,000,000     Tennessee State School Bond Authority, Higher Educational Facilities      5/06 at 101 1/2         AA+      2,099,320
                 Bonds, 1996 Series C, 5.700%, 5/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Forest and Paper Products - 4.7%

 6,750,000     The Industrial Development Board of Loudon County (Tennessee), Solid          2/03 at 102          AA      7,183,688
                 Waste Disposal Revenue Bonds (Kimberly-Clark Corporation Project),
                 Series 1993, 6.200%, 2/01/23 (Alternative Minimum Tax)

 2,500,000     The Industrial Development Board of the County of McMinn (Tennessee),         3/01 at 102        Baa1      2,666,300
                 Pollution Control Facilities Revenue Bonds, Series 1991 (Calhoun
                 Newsprint Company Project-Bowater Incorporated Obligor) (The
                 Construction Bonds), 7.625%, 3/01/16 (Alternative Minimum Tax)

 4,950,000     The Industrial Development Board of the County of McMinn (Tennessee)         12/02 at 102        Baa1      5,438,912
                 Solid Waste Recycling Facilities Revenue Bonds, Series 1992 (Calhoun
                 Newsprint Company Project-Bowater Incorporated Obligor), 7.400%,
                 12/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.3%

 3,060,000     Blount County, Tennessee, Hospital Revenue Improvement Bonds, Series          7/08 at 100        Baa1      2,857,520
                 1998B, 5.125%, 7/01/19

 4,000,000     The Health, Educational and Housing Facility Board, the City of               6/08 at 101           A-     3,738,000
                 Chattanooga, Tennessee, Hospital Improvement and Refunding
                 Revenue Bonds, Series 1998 (Siskin Hospital for Physical
                 Rehabilitation, Inc. Project), 5.250%, 6/01/28

 1,550,000     The Industrial Development Board of the City of Cookeville, Tennessee,       10/03 at 102           A      1,629,577
                 Hospital Refunding Revenue Bonds, Series 1993 (Cookeville General
                 Hospital Project), 5.750%, 10/01/10

 7,350,000     The City of Jackson, Tennessee, Hospital Revenue Refunding and                4/05 at 102         AAA      7,589,096
                 Improvement Bonds, Series 1995 (Jackson-Madison County General
                 Hospital Project), 5.625%, 4/01/15

 2,090,000     The Health and Educational Facilities Board of the City of Johnson            7/01 at 102         AAA      2,242,612
                 City, Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                 Series 1991 (Johnson City Medical Center Hospital), 6.750%, 7/01/16

               The Health and Educational Facilities Board of the City of Johnson City,
               Tennessee, Hospital Revenue Refunding and Improvement Bonds, Series 1998C
               (Johnson City Medical Center Hospital):
 5,000,000       5.125%, 7/01/25                                                             1/09 at 101         AAA      4,859,600
 5,000,000       5.250%, 7/01/28                                                             1/09 at 101         AAA      4,922,750

28


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

               The Health, Educational and Housing Facilities Board of the County
               of Knox, Tennessee, Hospital Revenue Bonds, Series 1993A
               (Fort Sanders Alliance Obligated Group):
$ 1,000,000       6.250%, 1/01/13                                                           No Opt. Call         AAA   $  1,130,110
  3,000,000       5.250%, 1/01/15                                                           No Opt. Call         AAA      3,072,210

  1,250,000       The Health and Educational Facilities Board of the Metropolitan           11/05 at 102         AAA      1,308,325
                    Government of Nashville and Davidson Counties, Tennessee, Hospital
                    Revenue Bonds, Series 1995 (Adventist Health Group),
                    5.750%, 11/15/25

  2,395,000    The Health and Educational Facilities Board of the Metropolitan              11/01 at 102         AAA      2,604,275
                 Government of Nashville and Davidson Counties, Tennessee, Hospital
                 Revenue Bonds, Series 1991 (Adventist Health System -
                 Sunbelt, Inc.), 7.000%, 11/15/16

  7,500,000    The Health and Educational Facilities Board of the Metropolitan               5/09 at 101         AA+      7,154,625
                 Government of Nashville and Davidson Counties, Tennessee, Hospital
                 Revenue Bonds (Charity Obligated Group), Series 1999A,
                 5.125%, 11/01/27

  4,000,000    Shelby County, Tennessee, Health, Educational and Housing Facility Board,     8/05 at 100         AAA      4,017,480
                 Formerly Shelby County, Health System Inc., 5.250%, 8/01/15

  2,500,000    Sumner County Tennessee Health, Educational and Housing Facilities Board,    11/04 at 102           A-     2,799,550
                 Revenue Refunding Bonds, Sumner Regional Health System Inc.,
                 Series 1994, 7.500%, 11/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.7%

  1,200,000    The Health, Educational and Housing Facility Board of the City of             7/03 at 102         Aaa      1,248,948
                 Chattanooga, Tennessee, Multifamily Mortgage Revenue Refunding Bonds,
                 Series 1993A (Windridge Apartments-FHA Insured Mortgage),
                 5.950%, 7/01/14

  3,500,000    The Industrial Development Board of the City of Franklin, Tennessee,         10/06 at 102         AAA      3,667,895
                 Multifamily Housing Revenue Refunding Bonds (The Landings Apartments
                 Project), Senior Series 1996A, 6.000%, 10/01/26

               Metropolitan Government Nashville and Davidson Counties, Tennessee,
               Health and Educational Facilities Board, Revenue Board, Housing,
               Mortgage, Herman Street:
    250,000      7.000%, 6/01/17                                                             6/02 at 103         AAA        268,300
    495,000      7.250%, 6/01/32                                                             6/02 at 103         AAA        533,625
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 11.5%

    235,000    County of Hamilton, Tennessee, Single Family Mortgage Revenue Bonds           9/00 at 102         AAA        244,275
                 (Home Purchase and Rehabilitation Program), Series 1990, 8.000%,
                 9/01/23 (Alternative Minimum Tax)

  6,000,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/06 at 102          AA      6,388,980
                 Issue 4A, 6.375%, 7/01/22 (Alternative Minimum Tax)

    990,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/07 at 102          AA      1,031,293
                 Issue 1996-3, 5.850%, 7/01/17 (Alternative Minimum Tax)

    120,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA        125,658
                 Issue U, 7.400%, 7/01/16

  3,900,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/01 at 102          AA      4,075,695
                 Issue T, 7.375%, 7/01/23 (Alternative Minimum Tax)

  2,695,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            7/02 at 102          AA      2,840,341
                 Issue WR, 6.800%, 7/01/17

               Tennessee Housing Development Agency, Homeownership Program Bonds,
               Issue 1998-2:
  4,000,000      5.350%, 7/01/23 (Alternative Minimum Tax)                                   1/09 at 101          AA      4,015,840
 10,145,000      5.375%, 7/01/29 (Alternative Minimum Tax)                                   1/09 at 101          AA     10,164,783

  7,700,000    Tennessee Housing Development Agency, Homeownership Program Bonds,            1/09 at 101          AA      7,727,335
                 Issue 1996-5B (Remarketing), 5.375%, 7/01/23 (Alternative Minimum Tax)

  1,000,000    Tennessee Housing Development Agency, Mortgage Finance Program Bonds,         7/04 at 102          A+      1,068,720
                 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 2.3%

  2,925,000    The Health and Educational Facilities Board of the Metropolitan Government    2/08 at 102          AA      2,961,270
                of Nashville and Davidson Counties, Tennessee, Multi-Modal
                Interchangeable Rate, Health Facility Revenue Bonds (Richland Place, Inc.
                Project), Series 1993, 5.500%, 5/01/23

  4,700,000    The Health and Educational Facilities Board of the Metropolitan               7/08 at 102         N/R      4,508,287
                 Government of Nashville and Davidson Counties, Tennessee, Revenue
                 Refunding Bonds, Series 1998 (The Blakford at Green Hills),
                 5.650%, 7/01/24

29

Portfolio of Investments

May 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General -- 5.1%

               Hamilton County, Tennessee, General Obligation Bonds,
               Series 1995:
$ 2,025,000      6.300%, 2/01/25                                                             2/05 at 102        Aa2    $  2,266,866
  1,000,000      6.250%, 2/01/20                                                             2/05 at 102        Aa2       1,116,940

  4,000,000    The Metropolitan Government of Nashville and Davidson                         5/07 at 102         AA       3,882,600
                 Counties, Tennessee, General Obligation Refunding Bonds,
                 Series 1997, 5.125%, 5/15/25

  8,000,000    The Metropolitan Government of Nashville and Davidson                         5/06 at 101         AA       8,505,200
                 Counties, Tennessee, General Obligation
                 Public Improvement Bonds, Series 1996, 5.875%, 5/15/21

    750,000    Shelby County, Tennessee, General Obligation Refunding Bonds,                 4/05 at 101        AA+         781,898
                 1995 Series A, 5.625%, 4/01/14
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited -- 12.6%

  3,500,000    The Industrial Development Board of Fayetteville and Lincoln                  5/08 at 100        Aaa       3,487,015
                 Counties, Tennessee, Hospital Facility Lease Revenue and Tax
                 Bonds, Series 1998 (ULT), 5.300%, 5/01/28

               The Health and Educational Facilities Board of the Metropolitan
                 Government of Nashville and Davidson Counties, Tennessee,
                 Revenue Refunding and Improvement Bonds (Meharry Medical
                 College Project), Series 1996:
  1,000,000      6.000%, 12/01/19                                                           12/17 at 100        AAA       1,114,320
  4,000,000      5.000%, 12/01/24                                                            6/09 at 100        AAA       3,835,880

  5,000,000    The Sports Authority of the Metropolitan Government of                        7/06 at 101        AAA       5,267,900
                 Nashville and Davidson Counties, Public Improvement Revenue
                 Bonds (Stadium Project), Series 1996, 5.750%, 7/01/26

  6,275,000    Puerto Rico Commonwealth Highway and Transportation                           7/16 at 100          A       6,453,838
                 Authority, Highway Revenue Bonds, Series 1996Y, 5.500%,
                 7/01/36

    500,000    Puerto Rico Commonwealth Highway and Transportation                          No Opt. Call        AAA         534,545
                 Authority, Highway Revenue Bonds, Series W, 5.500%,
                 7/01/15

 13,300,000    Puerto Rico Public Buildings Authority, Revenue Refunding                    No Opt. Call          A      13,936,272
                 Bonds, Series L, Guaranteed by the Commonwealth of Puerto
                 Rico, 5.500%, 7/01/21

               Tennessee State Local Development Authority, Revenue Bonds,
                 State Loan Program Series A:
  1,325,000      7.000%, 3/01/12                                                             3/01 at 102         AA       1,422,520
  1,175,000      7.000%, 3/01/21                                                             3/01 at 102         AA       1,261,480

  2,660,000    Tennessee State Local Development Authority, Revenue Bonds,                  10/02 at 102          A       2,899,852
                 Community Provider Loan Program, 7.000%, 10/01/21

  1,000,000    Wilson County, Tennessee, Certificates of Participation,                      3/08 at 102        AAA         992,250
                 Series 1998, School Facilities Lease Agreement with Wilson
                 County Educational Facilities Development Corporation,
                 5.250%, 3/30/18
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation -- 4.7%

  5,545,000    Memphis-Shelby County Airport Authority (Tennessee),                          9/01 at 103        BBB       6,081,091
                 Special Facilities Revenue Bonds, Series 1984
                 (Federal Express Corporation), 7.875%, 9/01/09

  4,100,000    Memphis-Shelby County Airport Authority (Tennessee),                          9/02 at 102        BBB       4,445,958
                 Special Facilities Revenue Refunding Bonds, Series 1992
                 (Federal Express Corporation), 6.750%, 9/01/12

               Metropolitan Nashville Airport Authority (Tennessee), Airport
                 Improvement Revenue Bonds, Refunding Series 1991C:
    145,000      6.625%, 7/01/07                                                             7/01 at 102        AAA         155,562
  4,385,000      6.600%, 7/01/15                                                             7/01 at 102        AAA       4,696,686
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed -- 15.5%

  1,000,000    City of Chattanooga, Tennessee, General Obligation Bonds,                     5/00 at 102      AA***       1,055,080
                 Series 1990, Various Purpose, 7.250%, 5/01/12
                 (Pre-refunded to 5/01/00)

  1,930,000    The Health, Educational and Housing Facility Board of the                     9/01 at 102        AAA       2,084,921
                 City of Chattanooga, Tennessee, Hospital Revenue Bonds,
                 Series 1991A (Memorial Hospital Project), 6.600%, 9/01/12
                 (Pre-refunded to 9/01/01)

               City of Clarksville, Tennessee, Hospital Revenue Refunding and
                 Improvement Bonds, Series 1993 (Clarksville Memorial Hospital
                 Project):
  1,000,000      6.250%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,096,930
  1,775,000      6.250%, 7/01/13 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,947,051
  1,250,000      6.375%, 7/01/18 (Pre-refunded to 7/01/03)                                   7/03 at 102    Baa1***       1,376,988


   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$  1,125,000    Eastside Utility District of Hamilton County, Tennessee, Water System       11/01 at 102        A***   $  1,225,665
                  Revenue Bonds, Series 1992, 6.750%, 11/01/11 (Pre-refunded to 11/01/01)

   1,455,000    Gladeville Utility District of Wilson County, Tennessee, Waterworks         10/00 at 100         AAA      1,531,198
                  Revenue Bonds, Series 1990, 7.400%, 10/01/10 (Pre-refunded to 10/01/00)

   5,000,000    City of Johnson City, Tennessee, School Sales Tax Revenue and Unlimited      5/06 at 100         AAA      5,723,200
                  Tax Bonds, Series 1994, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

   3,000,000    The Health, Educational and Housing Facilities Board of the County of        9/99 at 102         AAA      3,092,010
                  Knox, Tennessee, Hospital Facilities Revenue Bonds, Series 1989A
                  (Mercy Health System, Province of Cincinnati), 7.600%, 9/01/19
                  (Pre-refunded to 9/01/99)

   3,065,000    The Health, Educational and Housing Facilities Board of the County of        1/00 at 102         AAA      3,192,473
                  Knox (Tennessee), Hospital Revenue Bonds, Series 1990C (Fort Sanders
                  Alliance Obligated Group), 7.000%, 1/01/15 (Pre-refunded to 1/01/00)

  41,570,000    The Health and Educational Facilities Board of the Metropolitan             No Opt. Call         Aaa     11,976,733
                  Government of Nashville and Davidson Counties, Tennessee, Revenue
                  Bonds, Series 1988 (Volunteer Healthcare), Subordinate Lien,
                  0.000%, 6/01/21

   1,200,000    The Health and Educational Facilities Board of the Metropolitan             10/07 at 105      N/R***      1,596,768
                  Government of Nashville and Davidson Counties, Tennessee, Revenue
                  Bonds, Series 1992A (Mur-Ci Homes Inc. Project), 9.000%, 10/01/22
                  (Pre-refunded to 10/01/07)

   2,500,000    The Public Building Authority of the City of Mt. Juliet, Tennessee,          2/04 at 110         AAA      3,098,100
                  Revenue Bonds (Utility District Loan Program), Series B, the Madison
                  Suburban Utility District, 7.800%, 2/01/19 (Pre-refunded to 2/01/04)

   1,500,000    Northeast Knox, Tennessee, Utility District Water Revenue Bonds,             1/00 at 102         AAA      1,563,030
                  7.000%, 1/01/20 (Pre-refunded to 1/01/00)

     250,000    Shelby County, Tennessee, General Obligation Refunding Bonds, 1995           4/05 at 101      AA+***        269,895
                  Series A, 5.625%, 4/01/14 (Pre-refunded to 4/01/05)

   4,000,000    The Health, Educational and Housing Facilities Board of the County of        2/00 at 102         AAA      4,189,760
                  Sullivan, Tennessee, Hospital Revenue Bonds, Series 1990 (Holston
                  Valley Health Care, Inc.), 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

   2,300,000    The White House Utility District of Robertson and Sumner Counties,           1/02 at 102         AAA      2,484,414
                  Tennessee, Water Revenue Refunding and Improvement Bonds, Series
                  1992B, 6.375%, 1/01/22 (Pre-refunded to 1/01/02)

                Wilson County, Tennessee, Certificates of Participation (Wilson County
                Educational Facilities Corporation), Series 1994:
   1,500,000      6.125%, 6/30/10 (Pre-refunded to 6/30/04)                                  6/04 at 102       A2***      1,654,185
   1,500,000      6.250%, 6/30/15 (Pre-refunded to 6/30/04)                                  6/04 at 102       A2***      1,662,690

-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 10.2%

   1,520,000    City of Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding      No Opt. Call         AAA        642,626
                  and Improvement Bonds, Series 1992, 0.000%, 2/01/16

   2,160,000    The City of Dickson, Tennessee, Electric System Revenue Bonds, Series        9/08 at 102         AAA      2,243,441
                  1996, 5.500%, 9/01/16

                The City of Jackson, Tennessee, Electric System Revenue Bonds, Series E:
     315,000      6.300%, 8/01/09                                                            8/00 at 102          A1        330,366
     335,000      6.300%, 8/01/10                                                            8/00 at 102          A1        351,341
     355,000      6.300%, 8/01/11                                                            8/00 at 102          A1        371,728
     380,000      6.300%, 8/01/12                                                            8/00 at 102          A1        398,107

   3,000,000    The City of Jackson, Tennessee, Natural Gas System Revenue Bonds,            4/07 at 100         AAA      2,944,140
                  Series 1997, 5.000%, 4/15/18

   4,475,000    Lawrenceburg, Tennessee, Electric Revenue Bonds, Series                      7/09 at 100         AAA      4,627,105
                  5.500%, 7/01/26

                The Metropolitan Government of Nashville and Davidson Counties,
                Tennessee, Electric Revenue Bonds, Series 1996A:
   7,800,000      0.000%, 5/15/11                                                           No Opt. Call         AAA      4,340,310
   8,500,000      0.000%, 5/15/12                                                           No Opt. Call         AAA      4,464,030

Portfolio of Investments
Nuveen Flagship Tennessee Municipal Bond Fund (continued)
May 31, 1999



   Principal                                                                               Optional Call                     Market
      Amount    Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

                The Metropolitan Government of Nashville and Davidson Counties,
                Tennessee, Electric System Revenue Bonds, 1998 Series A:
$ 11,000,000      0.000%, 5/15/19                                                           No Opt. Call         AAA   $  3,841,310
   4,000,000      5.200%, 5/15/23                                                            5/08 at 102          AA      3,948,640

   1,000,000    The Middle Tennessee Utility District of Cannon, Cumberland, DeKalb,        10/02 at 102         AAA      1,092,620
                  Putnam, Rhea, Rutherford, Smith, Warren, White and Wilson Counties,
                  Tennessee, Gas System Revenue Bonds, Series 1992, 6.250%, 10/01/12

   2,000,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,     7/08 at 101 1/2        BBB+      1,857,380
                  Series EE, 4.750%, 7/01/24

   2,000,000    The Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 1999,        No Opt. Call         AAA      2,046,660
                  5.000%, 6/01/09

-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.4%

   8,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,       9/08 at 100         AAA      7,719,440
                  Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
                  5.000%, 9/01/28

   5,445,000    City of Knoxville, Tennessee, Waste Water System Refunding and               4/07 at 101          AA      5,277,076
                  Improvement Bonds, Series 1998, 5.125%, 4/01/23

   3,000,000    Madison Suburban Utility District, Water Revenue Refunding Bonds,            2/08 at 100         AAA      2,921,010
                  5.000%, 2/01/19

   1,000,000    Milcrofton Utility District of Williamson County, Tennessee, Waterworks      2/06 at 102         N/R      1,024,820
                  Revenue Refunding Bonds, Series 1996 (Junior Lien), 6.000%, 2/01/24

   1,100,000    The Consolidated Utility District of Rutherford County, Tennessee,           2/08 at 100         Aaa      1,101,056
                  Waterworks Revenue Refunding and Improvement Bonds, Series 1997A,
                  5.250%, 2/01/27

   1,100,000    The White House Utility District of Robertson and Sumner Counties,           1/07 at 100         Aaa      1,116,342
                  Tennessee, Water and Sewer Revenue Refunding Bonds, Series 1997B,
                  5.300%, 1/01/15

   1,500,000    Wilson County, Tennessee, Water and Wastewater Authority, Waterworks         3/08 at 102        Baa1      1,625,460
                  Revenue Refunding and Improvement Bonds Series 1993, 6.000%, 3/01/14

-----------------------------------------------------------------------------------------------------------------------------------
$359,540,000    Total Investments - (cost $308,771,148) - 99.7%                                                         326,136,241
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.3%                                                                        871,022
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $327,007,263
                ===================================================================================================================

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings (not covered by the report of independent public accountants):
     Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

               Statement of Net Assets
               May 31, 1999


                                                                                 Georgia           Louisiana
------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)               $161,612,537        $140,563,590
Receivables:
   Interest                                                                    2,997,675           2,325,088
   Investments sold                                                              205,000             175,000
   Shares sold                                                                 1,422,602           6,615,085
Other assets                                                                     139,097             117,768
------------------------------------------------------------------------------------------------------------
     Total assets                                                            166,376,911         149,796,531
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                   993,175             669,887
Payables:
   Investments purchased                                                              --           6,722,893
   Shares redeemed                                                               131,815             248,387
Accrued expenses:
   Management fees (note 6)                                                       65,085              24,643
   12b-1 distribution and service fees (notes 1 and 6)                            46,683              43,837
   Other                                                                          38,592              44,450
Dividends payable                                                                249,898             193,431
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                         1,525,248           7,947,528
------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                         $164,851,663        $141,849,003
============================================================================================================
Class A Shares (note 1)
Net assets                                                                  $128,137,926        $ 99,176,129
Shares outstanding                                                            11,628,099           8,717,343
Net asset value and redemption price per share                              $      11.02        $      11.38
Offering price per share (net asset value per share plus maximum
   sales charge of 4.20% of offering price)                                 $      11.50        $      11.88
============================================================================================================
Class B Shares (note 1)
Net assets                                                                  $ 11,991,319        $ 18,869,746
Shares outstanding                                                             1,087,011           1,659,222
Net asset value, offering and redemption price per share                    $      11.03        $      11.37
============================================================================================================
Class C Shares (note 1)
Net assets                                                                  $ 24,357,963        $ 21,352,207
Shares outstanding                                                             2,214,908           1,879,084
Net asset value, offering and redemption price per share                    $      11.00        $      11.36
============================================================================================================
Class R Shares (note 1)
Net assets                                                                  $    364,455        $  2,450,921
Shares outstanding                                                                33,174             215,380
Net asset value, offering and redemption price per share                    $      10.99        $      11.38
============================================================================================================


                                 See accompanying notes to financial statements.
33

               May 31, 1999


                                                                          North Carolina           Tennessee
------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)               $210,839,925        $326,136,241
Cash                                                                                  --              80,005
Receivables:
   Fund manager (note 6)                                                           9,545                  --
   Interest                                                                    3,549,762           5,162,285
   Investments sold                                                                   --             719,892
   Shares sold                                                                   402,444             452,709
Other assets                                                                     278,162             247,702
------------------------------------------------------------------------------------------------------------
     Total assets                                                             215,079,838        332,798,834
------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  1,571,531                 --
Payables:
   Investments purchased                                                               --          4,051,527
   Shares redeemed                                                                 73,295            908,168
Accrued expenses:
   Management fees (note 6)                                                            --            146,835
   12b-1 distribution and service fees (notes 1 and 6)                             50,657             76,744
   Other                                                                          162,544             40,672
Dividends payable                                                                 424,282            567,625
------------------------------------------------------------------------------------------------------------
     Total liabilities                                                          2,282,309          5,791,571
------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                          $212,797,529       $327,007,263
============================================================================================================
Class A Shares (note 1)
Net assets                                                                   $183,369,994       $285,934,816
Shares outstanding                                                             17,667,751         25,311,130
Net asset value and redemption price per share                               $      10.38       $      11.30
Offering price per share (net asset value per share plus maximum
  sales charge of 4.20% of offering price)                                   $      10.84       $      11.80
============================================================================================================
Class B Shares (note 1)
Net assets                                                                   $ 10,609,033       $ 12,409,697
Shares outstanding                                                              1,021,189          1,097,936
Net asset value, offering and redemption price per share                     $      10.39       $      11.30
============================================================================================================
Class C Shares (note 1)
Net assets                                                                   $ 17,506,808       $ 28,134,237
Shares outstanding                                                              1,689,147          2,490,680
Net asset value, offering and redemption price per share                     $      10.36       $      11.30
============================================================================================================
Class R Shares (note 1)
Net assets                                                                   $  1,311,694       $    528,513
Shares outstanding                                                                126,340             46,850
Net asset value, offering and redemption price per share                     $      10.38       $      11.28
============================================================================================================


                                 See accompanying notes to financial statements.
34

               Statement of Operations
               Year Ended May 31, 1999


                                                                            Georgia     Louisiana   North Carolina       Tennessee
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                              $ 8,609,268   $ 7,057,315       $11,463,316    $18,140,465
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                    847,461       688,665         1,129,150      1,732,982
12b-1 service fees - Class A (notes 1 and 6)                                250,073       185,203           373,199        572,541
12b-1 distribution and service fees - Class B (notes 1 and 6)                71,822       128,440            67,989         93,467
12b-1 distribution and service fees - Class C (notes 1 and 6)               164,125       129,015            91,426        183,788
Shareholders' servicing agent fees and expenses                              60,454        33,389            90,850        133,336
Custodian's fees and expenses                                                68,557        52,267            64,955         76,957
Trustees' fees and expenses (note 6)                                          2,542         2,598             3,714          6,469
Professional fees                                                            18,643        13,947            21,428         15,090
Shareholders' reports - printing and mailing expenses                        47,918        46,840            81,566         59,940
Federal and state registration fees                                           3,243         8,569             2,061          7,142
Other expenses                                                                7,295         5,829            12,624         18,643
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement      1,542,133     1,294,762         1,938,962      2,900,355
   Custodian fee credit (note 1)                                            (11,657)       (4,773)          (18,793)          (499)
   Expense reimbursement (note 6)                                          (212,546)     (164,948)         (286,712)        (3,700)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                              1,317,930     1,125,041         1,633,457      2,896,156
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     7,291,338     5,932,274         9,829,859     15,244,309
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions                            1,743,273       542,532           104,431        557,919
Net change in unrealized appreciation or depreciation of investments     (4,263,258)   (2,258,787)       (3,181,988)    (5,201,506)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                         (2,519,985)   (1,716,255)       (3,077,557)    (4,643,587)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                              $ 4,771,353   $ 4,216,019       $ 6,752,302    $10,600,722
===================================================================================================================================


                                 See accompanying notes to financial statements.
35

                Statement of Changes in Net Assets

                                                                                  Georgia                      Louisiana
                                                                         ---------------------------   ---------------------------
                                                                           Year Ended     Year Ended     Year Ended     Year Ended
                                                                              5/31/99        5/31/98        5/31/99        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  7,291,338   $  6,768,866   $  5,932,274   $  4,905,021
Net realized gain from investment transactions (notes 1 and 4)              1,743,273      1,432,222        542,532        141,609
Net change in unrealized appreciation or depreciation of investments       (4,263,258)     5,917,362     (2,258,787)     3,885,856
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  4,771,353     14,118,450      4,216,019      8,932,486
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                  (6,036,625)    (5,990,008)    (4,530,236)    (4,236,624)
  Class B                                                                    (302,465)       (64,796)      (554,071)      (179,990)
  Class C                                                                    (938,110)      (704,588)      (749,521)      (486,474)
  Class R                                                                     (13,736)        (8,432)       (98,115)          (844)
From accumulated net realized gains from investment transactions:
  Class A                                                                          --             --       (327,196)      (274,625)
  Class B                                                                          --             --        (46,841)       (13,410)
  Class C                                                                          --             --        (60,212)       (36,540)
  Class R                                                                          --             --         (8,993)           (77)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (7,290,936)    (6,767,824)    (6,375,185)    (5,228,584)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                           39,029,909     23,251,629     42,859,091     30,672,632
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                              2,897,417      4,132,821      2,607,781      3,175,043
----------------------------------------------------------------------------------------------------------------------------------
                                                                           41,927,326     27,384,450     45,466,872     33,847,675
Cost of shares redeemed                                                   (17,634,491)   (15,113,415)   (13,310,878)   (10,292,295)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    24,292,835     12,271,035     32,155,994     23,555,380
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 21,773,252     19,621,661     29,996,828     27,259,282
Net assets at the beginning of year                                       143,078,411    123,456,750    111,852,175     84,592,893
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $164,851,663   $143,078,411   $141,849,003   $111,852,175
==================================================================================================================================
Balance of undistributed net investment income at the end of year        $      1,490   $      1,088   $      1,619   $      1,288
==================================================================================================================================

                                 See accompanying notes to financial statements.


                                                                               North Carolina                  Tennessee
                                                                       -----------------------------   ---------------------------
                                                                         Year Ended       Year Ended     Year Ended     Year Ended
                                                                            5/31/99          5/31/98        5/31/99        5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  9,829,859     $  9,818,009   $ 15,244,309   $ 14,669,556
Net realized gain from investment transactions (notes 1 and 4)              104,431        2,602,198        557,919      1,206,421
Net change in unrealized appreciation or depreciation of investments     (3,181,988)       3,819,600     (5,201,506)     8,713,135
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                6,752,302       16,239,807     10,600,722     24,589,112
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                                 (8,995,903)      (9,438,035)   (13,826,854)   (13,691,307)
 Class B                                                                   (283,644)         (56,790)      (398,784)      (105,904)
 Class C                                                                   (514,487)        (342,967)    (1,039,949)      (783,552)
 Class R                                                                    (60,402)         (34,750)       (27,716)       (18,350)
From accumulated net realized gains from investment transactions:
 Class A                                                                 (1,598,066)         (28,220)            --             --
 Class B                                                                    (60,411)            (137)            --             --
 Class C                                                                    (99,492)          (1,157)            --             --
 Class R                                                                    (11,127)            (109)            --             --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (11,623,532)      (9,902,165)   (15,293,303)   (14,599,113)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         34,546,447       18,647,466     47,588,847     41,278,818
Net proceeds from shares issued to shareholders due to reinvestment
 of distributions                                                         5,975,298        5,610,070      6,661,847      7,905,778
----------------------------------------------------------------------------------------------------------------------------------
                                                                         40,521,745       24,257,536     54,250,694     49,184,596
Cost of shares redeemed                                                 (21,940,534)     (20,843,771)   (27,763,938)   (27,270,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  18,581,211        3,413,765     26,486,756     21,913,719
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                               13,709,981        9,751,407     21,794,175     31,903,718
Net assets at the beginning of year                                     199,087,548      189,336,141    305,213,088    273,309,370
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $212,797,529     $199,087,548   $327,007,263   $305,213,088
==================================================================================================================================
Balance of undistributed net investment income at the end of year      $      4,982     $     29,559   $     24,884   $     73,878
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements



1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund ("Georgia"), the Nuveen Flagship Louisiana Municipal Bond Fund ("Louisiana"), the Nuveen Flagship North Carolina Municipal Bond Fund ("North Carolina"), and the Nuveen Flagship Tennessee Municipal Bond Fund ("Tennessee") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At
May 31, 1999, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 1999, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                                   Georgia
                                                                       --------------------------------------------------------
                                                                               Year Ended                   Year Ended
                                                                                 5/31/99                      5/31/98
                                                                       ---------------------------    -------------------------
                                                                          Shares            Amount        Shares         Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                             1,719,183      $ 19,217,921       999,370   $ 11,052,211
   Class B                                                               806,630         9,032,174       326,545      3,623,322
   Class C                                                               953,740        10,667,189       754,384      8,321,447
   Class R                                                                10,082           112,625        23,229        254,649
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               216,299         2,426,448       332,037      3,634,474
   Class B                                                                11,396           127,876         2,642         29,369
   Class C                                                                29,544           330,616        42,144        461,364
   Class R                                                                 1,116            12,477           689          7,614
-------------------------------------------------------------------------------------------------------------------------------
                                                                       3,747,990        41,927,326     2,481,040     27,384,450
-------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                            (1,084,049)      (12,116,347)   (1,106,180)   (12,206,698)
   Class B                                                               (45,215)         (503,665)      (25,707)      (286,183)
   Class C                                                              (449,451)       (5,014,371)     (234,595)    (2,575,425)
   Class R                                                                   (10)             (108)       (4,054)       (45,109)
-------------------------------------------------------------------------------------------------------------------------------
                                                                      (1,578,725)      (17,634,491)   (1,370,536)   (15,113,415)
-------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           2,169,265      $ 24,292,835     1,110,504   $ 12,271,035
===============================================================================================================================

----------
39

                                                                                             Louisiana
                                                                       ----------------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                       --------------------------      --------------------------
                                                                           Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 1,716,601  $ 19,817,323       1,434,264     $ 16,414,741
  Class B                                                                   914,530    10,557,807         695,080        7,947,255
  Class C                                                                   865,510     9,983,365         551,499        6,283,912
  Class R                                                                   215,752     2,500,596           2,348           26,724
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   175,520     2,033,853         240,527        2,733,739
  Class B                                                                    24,928       288,244           6,824           78,150
  Class C                                                                    16,348       189,229          31,852          362,355
  Class R                                                                     8,320        96,455              70              799
----------------------------------------------------------------------------------------------------------------------------------
                                                                          3,937,509    45,466,872       2,962,464       33,847,675
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                  (893,149)  (10,322,469)       (808,970)      (9,237,098)
  Class B                                                                   (59,695)     (688,490)         (5,147)         (58,547)
  Class C                                                                  (188,463)   (2,173,160)        (87,146)        (996,590)
  Class R                                                                   (11,114)     (126,759)             (5)             (60)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (1,152,421)  (13,310,878)       (901,268)     (10,292,295)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              2,785,088  $ 32,155,994       2,061,196     $ 23,555,380
==================================================================================================================================


                                                                                           North Carolina
                                                                       ----------------------------------------------------------
                                                                               Year Ended                  Year Ended
                                                                                 5/31/99                     5/31/98
                                                                       --------------------------      --------------------------
                                                                           Shares          Amount         Shares           Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                 1,497,738  $ 15,852,866       1,219,335     $ 12,822,305
  Class B                                                                   765,417     8,109,386         313,974        3,317,845
  Class C                                                                   945,187     9,986,996         192,020        2,022,009
  Class R                                                                    56,314       597,199          46,162          485,307
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                   510,481     5,422,357         506,157        5,310,271
  Class B                                                                    16,356       173,663           2,287           24,150
  Class C                                                                    30,647       324,719          24,082          252,068
  Class R                                                                     5,136        54,559           2,244           23,581
----------------------------------------------------------------------------------------------------------------------------------
                                                                          3,827,276    40,521,745       2,306,261       24,257,536
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                (1,889,845)  (19,995,567)     (1,846,947)     (19,438,714)
  Class B                                                                  (100,335)   (1,061,551)         (2,877)         (30,241)
  Class C                                                                   (68,759)     (724,414)       (122,639)      (1,290,365)
  Class R                                                                   (14,938)     (159,002)         (7,984)         (84,451)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (2,073,877)  (21,940,534)     (1,980,447)     (20,843,771)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                              1,753,399  $ 18,581,211         325,814     $  3,413,765
==================================================================================================================================

                                                                                                Tennessee
                                                                       -----------------------------------------------------------
                                                                                Year Ended                     Year Ended
                                                                                 5/31/99                         5/31/98
                                                                       ---------------------------     ---------------------------
                                                                           Shares           Amount         Shares           Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              2,608,976     $ 29,959,161      2,614,021     $ 29,710,291
   Class B                                                                645,177        7,415,547        456,706        5,193,888
   Class C                                                                887,754       10,185,551        538,381        6,116,529
   Class R                                                                  2,492           28,588         22,800          258,110
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                525,327        6,045,014        641,169        7,255,500
   Class B                                                                 17,555          202,163          3,774           42,976
   Class C                                                                 34,095          392,181         52,336          590,588
   Class R                                                                  1,957           22,489          1,474           16,714
----------------------------------------------------------------------------------------------------------------------------------
                                                                        4,723,333       54,250,694      4,330,661       49,184,596
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                             (2,109,544)     (24,227,337)    (2,250,196)     (25,540,334)
   Class B                                                                (68,504)        (782,931)        (5,300)         (59,853)
   Class C                                                               (236,242)      (2,705,131)      (147,264)      (1,670,240)
   Class R                                                                 (4,257)         (48,539)           (39)            (450)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (2,418,547)     (27,763,938)    (2,402,799)     (27,270,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                            2,304,786     $ 26,486,756      1,927,862     $ 21,913,719
==================================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1999, to shareholders of record on June 9, 1999, as follows:

                                                                                                             North
                                                                            Georgia     Louisiana          Carolina     Tennessee
---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                  $ .0435       $ .0460           $ .0415       $ .0455
   Class B                                                                    .0365         .0390             .0350         .0385
   Class C                                                                    .0385         .0410             .0365         .0400
   Class R                                                                    .0455         .0480             .0430         .0470
=================================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal secruities for the fiscal year ended May 31, 1999, were as follows:

                                                                                                            North
                                                                           Georgia       Louisiana       Carolina        Tennessee
----------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                      $70,671,532     $43,583,118     $41,349,768     $74,524,629
   Short-term municipal securities                                      19,000,000       5,000,000      49,400,000      31,700,000
Sales:
   Long-term municipal securities                                       49,248,668      13,972,466      21,358,893      50,669,165
   Short-term municipal securities                                      19,000,000       5,900,000      49,400,000      31,700,000
==================================================================================================================================

At May 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1999, Tennessee had an unused capital loss carryforward of $2,228,819 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1999, were as follows:

                                                                                             North
                                                              Georgia      Louisiana      Carolina      Tennessee
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                                $8,554,585    $7,659,298    $9,767,765    $18,419,436
 depreciation                                                  (561,754)     (606,013)     (617,641)    (1,054,343)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                  $7,992,831    $7,053,285    $9,150,124    $17,365,093
=====================================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                                                       Management Fee
---------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .5500 of 1%
For the next $125 million                                                                          .5375 of 1
For the next $250 million                                                                          .5250 of 1
For the next $500 million                                                                          .5125 of 1
For the next $1 billion                                                                            .5000 of 1
For net assets over $2 billion                                                                     .4750 of 1
===============================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $387,300, $303,300, $307,600 and $751,500 for Georgia, Louisiana, North Carolina and Tennessee, respectively, of which approximately $368,200, $303,300, $270,800 and $684,700, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1999, the Distributor compensated authorized dealers with approximately $474,700, $612,700, $452,700 and $467,300 in commission advances at the time of purchase for Georgia, Louisiana, North Carolina and Tennessee, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 1999, the Distributor retained approximately $148,300, $184,400, $107,900 and $165,100 in such 12b-1 fees for Georgia, Louisiana, North Carolina and Tennessee, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $39,500, $22,800, $33,900 and $32,400 of CDSC on share redemptions for Georgia, Louisiana, North Carolina and Tennessee, respectively, during the fiscal year ended May 31, 1999.

7. Composition of Net Assets
At May 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                    North
                                                   Georgia       Louisiana       Carolina       Tennessee
-------------------------------------------------------------------------------------------------------------
Capital paid-in                                $156,289,893   $134,753,874   $203,772,398    $311,846,319
Balance of undistributed net
 investment income                                    1,490          1,619          4,982          24,884
Accumulated net realized gain (loss)
 from investment transactions                       567,449         40,225       (129,975)     (2,229,033)
Net unrealized appreciation of investments        7,992,831      7,053,285      9,150,124      17,365,093
-------------------------------------------------------------------------------------------------------------
Net assets                                     $164,851,663   $141,849,003   $212,797,529    $327,007,263
=============================================================================================================

                 Financial Highlights

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
GEORGIA**                                            Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $11.19          $.54        $(.17)    $ .37       $(.54)       $ --    $(.54)    $11.02          3.34%
  1998                 10.57           .56          .62      1.18        (.56)         --     (.56)     11.19         11.37
  1997                 10.20           .57          .37       .94        (.57)         --     (.57)     10.57          9.39
  1996                 10.46           .57         (.25)      .32        (.58)         --     (.58)     10.20          3.05
  1995                 10.23           .58          .23       .81        (.58)         --     (.58)     10.46          8.31
Class B (2/97)
  1999                 11.20           .46         (.17)      .29        (.46)         --     (.46)     11.03          2.57
  1998                 10.57           .48          .63      1.11        (.48)         --     (.48)     11.20         10.66
  1997 (c)             10.66           .14         (.11)      .03        (.12)         --     (.12)     10.57           .31
Class C (1/94)
  1999                 11.17           .48         (.17)      .31        (.48)         --     (.48)     11.00          2.80
  1998                 10.55           .50          .62      1.12        (.50)         --     (.50)     11.17         10.79
  1997                 10.18           .51          .37       .88        (.51)         --     (.51)     10.55          8.80
  1996                 10.44           .51         (.25)      .26        (.52)         --     (.52)     10.18          2.48
  1995                 10.21           .52          .23       .75        (.52)         --     (.52)     10.44          7.72
Class R (2/97)
  1999                 11.15           .56         (.15)      .41        (.57)         --     (.57)     10.99          3.67
  1998                 10.57           .58          .59      1.17        (.59)         --     (.59)     11.15         11.23
  1997 (c)             10.65           .18         (.06)      .12        (.20)         --     (.20)     10.57          1.11

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended           Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,               (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999             $128,138               .88%             4.69%             .74%            4.83%          32%
  1998              120,545               .87              4.88              .66             5.09           25
  1997              111,518              1.02              5.20              .78             5.44           39
  1996              107,862              1.08              5.18              .80             5.46           59
  1995              113,354              1.09              5.53              .83             5.79           40
Class B (2/97)
  1999               11,991              1.64              3.94             1.50             4.08           32
  1998                3,518              1.62              4.08             1.38             4.32           25
  1997 (c)              113              1.63*             4.49*            1.32*            4.80*          39
Class C (1/94)
  1999               24,358              1.44              4.13             1.29             4.28           32
  1998               18,770              1.42              4.33             1.21             4.54           25
  1997               11,803              1.56              4.63             1.32             4.87           39
  1996                9,433              1.63              4.61             1.34             4.90           59
  1995                6,973              1.64              4.92             1.38             5.18           40
Class R (2/97)
  1999                  364               .68              4.89              .54             5.03           32
  1998                  245               .67              5.04              .45             5.26           25
  1997 (c)               22               .68*             5.41*             .38*            5.71*          39
==============================================================================================================

*  Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
LOUISIANA**                                          Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/89)
  1999                $11.55          $.57         $(.13)    $ .44       $(.57)     $(.04)    $(.61)   $11.38          3.73%
  1998                 11.10           .59           .49      1.08        (.59)      (.04)     (.63)    11.55          9.88
  1997                 10.71           .59           .39       .98        (.59)        --      (.59)    11.10          9.37
  1996                 10.80           .59          (.08)      .51        (.60)        --      (.60)    10.71          4.77
  1995                 10.48           .60           .32       .92        (.60)        --      (.60)    10.80          9.20
Class B (2/97)
  1999                 11.55           .48          (.14)      .34        (.48)      (.04)     (.52)    11.37          2.98
  1998                 11.09           .50           .50      1.00        (.50)      (.04)     (.54)    11.55          9.18
  1997 (c)             11.10           .16            --       .16        (.17)        --      (.17)    11.09          1.44
Class C (2/94)
  1999                 11.54           .50          (.13)      .37        (.51)      (.04)     (.55)    11.36          3.20
  1998                 11.09           .52           .50      1.02        (.53)      (.04)     (.57)    11.54          9.32
  1997                 10.70           .53           .39       .92        (.53)        --      (.53)    11.09          8.78
  1996                 10.80           .53          (.09)      .44        (.54)        --      (.54)    10.70          4.12
  1995                 10.48           .54           .32       .86        (.54)        --      (.54)    10.80          8.59
Class R (2/97)
  1999                 11.55           .59          (.13)      .46        (.59)      (.04)     (.63)    11.38          4.03
  1998                 11.09           .61           .50      1.11        (.61)      (.04)     (.65)    11.55         10.21
  1997 (c)             11.17           .15          (.08)      .07        (.15)        --      (.15)    11.09           .67
===========================================================================================================================

                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                           Ratio                             Ratio
                                                          of Net                            of Net
                                      Ratio of        Investment         Ratio of       Investment
                                      Expenses            Income         Expenses        Income to
                                    to Average        to Average       to Average          Average
                      Ending        Net Assets        Net Assets       Net Assets       Net Assets
                         Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended            Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,                (000)              ment              ment         ment (a)         ment (a)         Rate
---------------------------------------------------------------------------------------------------------------
Class A (9/89)
  1999               $99,176               .88%             4.76%             .75%            4.89%          11%
  1998                89,143               .88              5.00              .75             5.13           15
  1997                76,030              1.03              5.14              .79             5.38           25
  1996                72,005              1.09              5.17              .80             5.46           26
  1995                68,145              1.18              5.45              .83             5.80           44
Class B (2/97)
  1999                18,870              1.64              4.00             1.49             4.15           11
  1998                 8,999              1.62              4.21             1.45             4.38           15
  1997 (c)               917              1.65*             4.50*            1.46*            4.69*          25
Class C (2/94)
  1999                21,352              1.43              4.20             1.29             4.34           11
  1998                13,682              1.42              4.45             1.29             4.58           15
  1997                 7,645              1.57              4.59             1.33             4.83           25
  1996                 5,658              1.64              4.58             1.35             4.87           26
  1995                 3,220              1.73              4.85             1.37             5.21           44
Class R (2/97)
  1999                 2,451               .68              4.97              .55             5.10           11
  1998                    28               .67              5.17              .52             5.32           15
  1997 (c)                --               .08*             5.27*             .04*            5.31*          25
===============================================================================================================

*   Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.

(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
NORTH CAROLINA**                                     Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999                $10.62          $.51        $(.15)      $.36      $(.51)     $(.09)    $(.60)    $10.38          3.43%
  1998                 10.28           .53          .34        .87       (.53)        --      (.53)     10.62          8.69
  1997                 10.05           .54          .23        .77       (.54)        --      (.54)     10.28          7.79
  1996                 10.23           .55         (.18)       .37       (.55)        --      (.55)     10.05          3.67
  1995                 10.08           .57          .15        .72       (.57)        --      (.57)     10.23          7.45

Class B (2/97)
  1999                 10.62           .44         (.15)       .29       (.43)      (.09)     (.52)     10.39          2.73
  1998                 10.28           .45          .35        .80       (.46)        --      (.46)     10.62          7.89
  1997 (c)             10.33           .12         (.06)       .06       (.11)        --      (.11)     10.28           .64

Class C (10/93)
  1999                 10.60           .46         (.16)       .30       (.45)      (.09)     (.54)     10.36          2.85
  1998                 10.26           .47          .34        .81       (.47)        --      (.47)     10.60          8.09
  1997                 10.03           .48          .23        .71       (.48)        --      (.48)     10.26          7.20
  1996                 10.22           .49         (.18)       .31       (.50)        --      (.50)     10.03          3.01
  1995                 10.06           .51          .16        .67       (.51)        --      (.51)     10.22          6.97

Class R (2/97)
  1999                 10.62           .53         (.15)       .38       (.53)      (.09)     (.62)      10.38         3.61
  1998                 10.28           .55          .34        .89       (.55)        --      (.55)      10.62         8.88
  1997 (c)             10.27           .18          .01        .19       (.18)        --      (.18)      10.28         1.92
====================================================================================================================================


Class (Inception Date)


                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
NORTH CAROLINA**                                         of Net                            of Net
                                     Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
Year Ended           Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
May 31,               (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1999            $183,370                .88%             4.66%             .74%            4.80%          11%
  1998             186,340                .86              5.06              .86             5.06           29
  1997             181,595               1.00              5.24              .93             5.31           23
  1996             185,016               1.03              5.19              .90             5.32           54
  1995             191,850               1.06              5.58              .91             5.73           35

Class B (2/97)
  1999              10,609               1.64              3.91             1.44             4.11           11
  1998               3,609               1.61              4.23             1.61             4.23           29
  1997 (c)             271               1.62*             4.60*            1.62*            4.60*          23

Class C (10/93)
  1999              17,507               1.44              4.11             1.24             4.31           11
  1998               8,291               1.41              4.50             1.41             4.50           29
  1997               7,065               1.54              4.70             1.48             4.76           23
  1996               6,589               1.58              4.64             1.45             4.77           54
  1995               6,049               1.61              4.98             1.46             5.13           35

Class R (2/97)
  1999               1,312                .68              4.86              .53             5.01           11
  1998                 848                .66              5.24              .66             5.24           29
  1997 (c)             405                .66*             5.57*             .66*            5.57*          23
====================================================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship North Carolina.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

                 Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                      Investment Operations                Less Distributions
                                ----------------------------------    -----------------------------
TENNESSEE**                                          Net
                                               Realized/
                                              Unrealized
                   Beginning           Net       Invest-                   Net                         Ending
                         Net       Invest-          ment               Invest-                            Net
Year Ended             Asset          ment          Gain                  ment    Capital               Asset         Total
May 31,                Value    Income (a)        (Loss)     Total      Income      Gains     Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------------
Class A (11/87)
  1999                $11.46          $.55       $ (.15)    $ .40       $(.56)       $ --    $(.56)    $11.30          3.47%
  1998                 11.06           .58          .40       .98        (.58)         --     (.58)     11.46          9.01
  1997                 10.83           .59          .23       .82        (.59)         --     (.59)     11.06          7.71
  1996                 11.01           .59         (.18)      .41        (.59)         --     (.59)     10.83          3.78
  1995                 10.78           .60          .23       .83        (.60)         --     (.60)     11.01          8.04

Class B (2/97)
  1999                 11.46           .47         (.16)      .31        (.47)         --     (.47)     11.30          2.72
  1998                 11.06           .49          .40       .89        (.49)         --     (.49)     11.46          8.21
  1997 (c)             11.14           .14         (.09)      .05        (.13)         --     (.13)     11.06           .42

Class C (10/93)
  1999                 11.45           .49         (.15)      .34        (.49)         --     (.49)     11.30          2.97
  1998                 11.05           .52          .39       .91        (.51)         --     (.51)     11.45          8.39
  1997                 10.82           .53          .23       .76        (.53)         --     (.53)     11.05          7.12
  1996                 11.00           .53         (.18)      .35        (.53)         --     (.53)     10.82          3.22
  1995                 10.78           .54          .22       .76        (.54)         --     (.54)     11.00          7.35

Class R (2/97)
  1999                 11.44           .57         (.15)      .42        (.58)         --     (.58)     11.28          3.68
  1998                 11.04           .60          .40      1.00        (.60)         --     (.60)     11.44          9.20
  1997 (c)             11.09           .20         (.05)      .15        (.20)         --     (.20)     11.04          1.40
====================================================================================================================================


Class (Inception Date)
                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------
                                                          Ratio                             Ratio
                                                         of Net                            of Net
TENNESSEE**                          Ratio of        Investment         Ratio of       Investment
                                     Expenses            Income         Expenses        Income to
                                   to Average        to Average       to Average          Average
                     Ending        Net Assets        Net Assets       Net Assets       Net Assets
                        Net    Before Credit/    Before Credit/    After Credit/    After Credit/    Portfolio
                     Assets        Reimburse-        Reimburse-       Reimburse-       Reimburse-     Turnover
                      (000)              ment              ment         ment (a)         ment (a)         Rate
--------------------------------------------------------------------------------------------------------------
Class A (11/87)
  1999             $285,935               .84%             4.81%             .84%            4.81%          16%
  1998              278,232               .84              5.09              .82             5.11           15
  1997              257,475               .97              5.23              .85             5.35           23
  1996              250,886              1.01              5.17              .88             5.30           38
  1995              241,778              1.07              5.46              .89             5.64           23

Class B (2/97)
  1999               12,410              1.59              4.08             1.59             4.08           16
  1998                5,775              1.59              4.30             1.58             4.31           15
  1997 (c)              537              1.60*             4.49*            1.37*            4.72*          23

Class C (10/93)
  1999               28,134              1.39              4.27             1.39             4.27           16
  1998               20,673              1.39              4.53             1.37             4.55           15
  1997               15,049              1.53              4.67             1.40             4.80           23
  1996               15,483              1.56              4.62             1.43             4.75           38
  1995               12,494              1.62              4.90             1.44             5.08           23

Class R (2/97)
  1999                  529               .64              5.01              .64             5.01           16
  1998                  534               .64              5.27              .62             5.29           15
  1997 (c)              248               .66*             5.55*             .46*            5.75*          23
====================================================================================================================================


*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Tennessee.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Flagship Multistate Trust III:

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund (collectively, the "Funds") (the four portfolios constituting the Nuveen Flagship Multistate Trust III (a Massachusetts business trust)), as of May 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Flagship Georgia Municipal Bond Fund, Nuveen Flagship Louisiana Municipal Bond Fund, Nuveen Flagship North Carolina Municipal Bond Fund, and Nuveen Flagship Tennessee Municipal Bond Fund of the Nuveen Flagship Multistate Trust III as of May 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
July 20, 1999

Building a Better Portfolio
Can Make You a Successful Investor



Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


49



#

SERVING

Investors for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

[NUVEEN]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                      VAN-4-5-99